UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

VERIS RESIDENTIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

VERIS RESIDENTIAL, INC.
HARBORSIDE 3, 210 HUDSON STREET, STE. 400
JERSEY CITY, NEW JERSEY 07311
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (referred to as the “Annual Meeting”) of Veris Residential, Inc., a Maryland corporation (referred to as the “Company,” “we,” “our” or “us”), to be held solely by remote communication, in a virtual-only format, on Wednesday, June 11, 2025 at 10:00 a.m., Eastern Time, for the following purposes:
1.    To elect nine persons to the Board of Directors of the Company (referred to as the “Board of Directors”), each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier death, resignation or removal.
2.    To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers.
3.    To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
4.    To consider and vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe all of these matters in more detail. We urge you to read this information carefully.
This year, we are again pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you may access electronic copies of the Proxy Statement and our 2024 Annual Report on Form 10-K and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials, including the proxy card.
The Notice of Internet Availability of Proxy Materials and the related proxy materials will be first released to stockholders and made available on the Internet on or about April 29, 2025.
We have again decided to hold the Annual Meeting virtually this year. In making this decision, we considered the technologies available to us and our ability to engage effectively with our stockholders. Hosting a virtual meeting facilitates stockholder access, participation and communication; supports the Company’s sustainability and initiatives; results in cost savings. We plan to evaluate, on an annual basis, the forum for holding the Annual Meeting, taking into consideration the aforesaid benefits, along with then current business and market conditions, proposed agenda items and input from our stockholders.

Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/VRE2025. The webcast will start at 10:00 a.m., Eastern Time, on Wednesday, June 11, 2025. You will need the control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction form if you receive printed proxy materials) to vote and submit questions during the meeting. If you are a stockholder and you do not have your control number, you will only be able to listen to the Annual Meeting.
The Board of Directors unanimously recommends a vote: FOR each of the Board of Directors’ nine nominees named in the attached Proxy Statement for election to the Board of Directors, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, and regardless of the number of shares of stock of the Company that you own, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, our Board of Directors urges you to vote your shares via the Internet (at www.proxyvote.com) or telephone.
On behalf of the Board of Directors, we thank you for your support and participation.

Sincerely,
Tammy K. Jones
Chair of the Board of Directors
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

VERIS RESIDENTIAL, INC.
HARBORSIDE 3, 210 HUDSON STREET, STE. 400
JERSEY CITY, NEW JERSEY 07311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2025

To Our Stockholders:
Notice is hereby given that the Annual Meeting of Stockholders (referred to as the “Annual Meeting”) of Veris Residential, Inc., a Maryland corporation (referred to as the “Company,” “we,” “our” or “us”), will be held solely by remote communication, in a virtual-only format, on Wednesday, June 11, 2025 at 10:00 a.m., Eastern Time, for the following purposes:
1.    To elect nine persons to the Board of Directors of the Company (referred to as the “Board of Directors”), each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier death, resignation or removal.
2.    To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the attached Proxy Statement.
3.    To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
4.    To consider and vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

This year, we are again pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you may access electronic copies of the Proxy Statement and our 2024 Annual Report on Form 10-K and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials, including the proxy card.
We have again decided to hold the Annual Meeting virtually this year. In making this decision, we considered the technologies available to us and our ability to engage effectively with our stockholders. Hosting a virtual meeting facilitates stockholder access, participation and communication; supports the Company’s sustainability initiatives; and results in cost savings. We plan to evaluate, on an annual basis, the forum for holding the Annual Meeting, taking into consideration the aforesaid benefits, along with then current business and market conditions, proposed agenda items and input from our stockholders.
Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/VRE2025. The webcast will start at 10:00 a.m., Eastern Time. You will need the control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction form if you receive printed proxy materials) to vote and submit questions during the meeting. If you are a stockholder and you do not have your control number, you will only be able to listen to the Annual Meeting.

All stockholders of record as of the close of business on April 17, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is required for a quorum. You may vote electronically via the Internet or by telephone. The instructions on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction form if you receive printed proxy materials) describe how to use these convenient services. If you decided to instruct your broker, bank or other nominee to vote your shares held in "street name" and not directly vote your shares electronically via the Internet or by telephone, you must contact your broker, bank or other nominee to find out how to do so.
The Board of Directors unanimously recommends a vote: FOR each of the Board of Directors’ nine nominees named in the Proxy Statement for election to the Board of Directors, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE VIRTUAL ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. YOU MAY VOTE BY TELEPHONE OR OVER THE INTERNET (AT WWW.PROXYVOTE.COM), OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IF YOU REQUESTED OR RECEIVED PRINTED PROXY MATERIALS. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE AT THE VIRTUAL ANNUAL MEETING.
By Order of the Board of Directors,
Taryn D. Fielder
General Counsel and Secretary
If you have questions or need assistance voting your shares, please contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR OUR ANNUAL MEETING TO BE HELD ON JUNE 11, 2025.
Our Proxy Statement and 2024 Annual Report on Form 10-K for the year ended December 31, 2024 (“2024 Annual Report”) are available on our website at https://investors.verisresidential.com/sec-filings/ or www.proxyvote.com. On or about April 29, 2025, we will have sent to certain of our stockholders a Notice of Internet Availability of Proxy Materials, which includes instructions on how to access these materials and vote online. Stockholders who do not receive the Notice of Internet Availability of Proxy Materials will continue to receive either a paper or an electronic copy of our proxy materials, which will be sent on or about April 29, 2025.

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VERIS RESIDENTIAL, INC.
HARBORSIDE 3, 210 HUDSON STREET, STE. 400
JERSEY CITY, NEW JERSEY 07311

Proxy Statement for Annual Meeting of Stockholders
to be held on Wednesday, June 11, 2025
INFORMATION ABOUT THE ANNUAL MEETING

GENERAL INFORMATION
This Proxy Statement is furnished to stockholders of Veris Residential, Inc., a Maryland corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors”) of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company to be held solely by remote communication, in a virtual-only format on Wednesday, June 11, 2025 at 10:00 a.m., Eastern Time (the “Annual Meeting”), and any postponement or adjournment thereof.

Our Proxy Statement and 2024 Annual Report are available on our website at https://investors.verisresidential.com/sec-filings or www.proxyvote.com.

PURPOSES OF THE ANNUAL MEETING
The purposes of the Annual Meeting are:
1.To elect nine persons to the Board of Directors, each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier death, resignation or removal.
2.To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.
3.To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
4.To consider and vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS: A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD OF DIRECTORS’ NINE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT; A VOTE “FOR” THE PROPOSAL TO ADOPT, ON AN ADVISORY BASIS, A RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS; AND A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. YOU MAY VOTE VIA THE INTERNET (WWW.PROXYVOTE.COM) OR BY TELEPHONE.

SOLICITATION AND VOTING PROCEDURES
SOLICITATION
The Board of Directors is soliciting proxies for the Annual Meeting from our stockholders, and the Company will bear all attendant costs. These costs will include the expense of preparing materials for the Annual Meeting, mailing costs and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Company has retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th floor, New York, New York 10022 (“Innisfree”), to perform various proxy solicitation services in connection with the solicitation of proxies for the Annual Meeting. The Company will pay Innisfree a fee not to exceed $20,000, plus out-of-pocket expenses, for such services. We may use several of our regular employees, who will not be separately compensated, to solicit proxies from our stockholders, either personally or via the Internet or by telephone, facsimile, mail or otherwise.

ELECTRONIC AVAILABILITY OF PROXY MATERIALS

To expedite delivery, reduce our costs and decrease the environmental impact of printing and mailing our proxy materials, we used “Notice and Access” in accordance with a Securities and Exchange Commission (“SEC”) rule that permits us to provide these materials to our stockholders over the Internet. On or about April 29, 2025, we released to stockholders and made available on the Internet a Notice of Internet Availability of Proxy Materials to certain of our stockholders containing instructions on how to access our proxy materials online. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Notice of Internet Availability of Proxy Materials instructs you on how to access and review all of the important information contained in the proxy materials online and on how you may submit your proxy via the Internet. If you received a Notice of Internet Availability of Proxy Materials and would like to receive a copy of our proxy materials, follow the instructions contained therein to request a paper or email copy on a one-time or ongoing basis.

HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials and, for those stockholders that received a paper copy of proxy materials in the mail, one copy of our 2024 Annual Report to stockholders and this Proxy Statement to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. If your household received a single set of proxy materials, but you would prefer to receive a separate copy of this Proxy Statement or our 2024 Annual Report, you may request prompt delivery of a copy of the 2024 Annual Report or Proxy Statement by contacting the Company at (732) 590-1010 or by writing to Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311. Other beneficial owners holding shares in street name may be able to initiate householding, if their holder of record has chosen to offer such service, by following the instructions provided by the record holder.

VOTING
Stockholders of record may vote their shares of Common Stock in the following manner:
•by telephone, by dialing the toll-free telephone number indicated on your proxy card or Notice of Internet Availability of Proxy Materials, within the United States or Canada, and following the instructions;
•through the Internet, at www.proxyvote.com, as indicated on the proxy card or Notice of Internet Availability of Proxy Materials; or
•if you have received a hard-copy mailing, by marking, signing and dating your enclosed proxy card and returning it in the postage-paid envelope provided.

Stockholders voting by telephone or the Internet need not return the proxy card by mail.

REVOCABILITY OF PROXIES
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given or by taking any of the following actions:
•by delivering to our corporate Secretary (at the address below) a written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;
•by marking, signing and delivering a new proxy card relating to the same shares and bearing a later date than the original proxy card;
•submitting another proxy via the Internet or by telephone (in which case your latest voting instructions will be followed); or
•by attending the virtual Annual Meeting and voting (although attendance at the Annual Meeting, will not, by itself, revoke a proxy, unless you vote at the Annual Meeting).

Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:
Veris Residential, Inc.
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
Attention: Taryn D. Fielder, General Counsel and Secretary

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. Brokers will not be permitted to exercise discretionary authority on any proposal other than the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors (Proposal No. 3) if they do not receive a properly executed voting instruction. See “Voting of Shares — Street Name Holders.”

VOTING IN PERSON AT THE VIRTUAL ANNUAL MEETING
Submitting your proxy via the Internet or by telephone or mail will not affect your right to vote should you decide to attend and vote at the Annual Meeting. You will need the control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction form if you receive printed proxy materials) to vote during the meeting. If you are a stockholder and you do not have your control number, you will only be able to listen to the Annual Meeting.

RECORD DATE; OUTSTANDING SHARES
The close of business on Thursday, April 17, 2025 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote for each of the nine nominees for director and one vote on all other matters. There are no cumulative voting rights. As of the Record Date, there were 93,311,956 shares of Common Stock issued and outstanding.

QUORUM
The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the meeting. The inspector of election will determine the number of shares of Common Stock the holders of which are present, in person or by proxy, at the Annual Meeting and report to the chair of the meeting, who will determine and announce whether a quorum is present.

TABULATION OF VOTES
Stockholder votes will be tabulated by the person(s) appointed by the Board of Directors to act as inspector of election for the Annual Meeting.

VOTING OF SHARES — RECORD HOLDERS
Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If a properly executed and delivered proxy card does not provide instructions, then the shares represented by that proxy will be voted “FOR” each of the Board of Directors’ nine nominees named below for election to the Board of Directors, “FOR” the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and “FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

VOTING OF SHARES — STREET NAME HOLDERS
If your shares are held in the name of a bank, broker or other nominee, you will receive a voting instruction form and directions from such nominee that you must follow in order to vote your shares. Directing the voting of your shares will not affect your right to vote online during the virtual Annual Meeting if you decide to attend the meeting; however, you must first follow the instructions from your bank, broker or other nominee to vote your shares held in street name at the meeting. Under New York Stock Exchange (“NYSE”) Rules, only the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors, as set forth in Proposal No. 3, is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Proposal No. 3 on behalf of beneficial owners who have not furnished a properly executed proxy card or delivered voting instructions to their broker.

The election of directors, as set forth in Proposal No. 1 and the advisory vote to approve executive compensation, as set forth in Proposal No. 2 are considered non-discretionary items. This means that brokerage firms that have not received a properly executed voting instruction form from their clients may not vote on behalf of their clients with respect to Proposals Nos. 1 or 2 under any circumstances. These so called “broker non-votes” will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be included in the total number of votes cast for the election of directors or the advisory vote for approval of executive compensation.

VOTES NECESSARY FOR APPROVAL OF PROPOSALS:

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
A majority of the votes cast by the holders of shares of Common Stock is required for the election of a nominee as a director. Pursuant to our bylaws, a “majority of the votes cast” standard requires that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” such director nominee. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of the election of directors.

PROPOSAL NO. 2:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock is required for the approval, on an advisory basis, of the compensation of the Company’s named executive officers. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of this proposal.

PROPOSAL NO. 3:
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock is required for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors.

Abstentions and failures to vote are not considered votes cast and, therefore, will have no effect on the outcome of this proposal.

No Appraisal Rights. Under Maryland law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

If you have questions or need assistance voting your shares, please contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

FORWARD-LOOKING STATEMENTS

Statements made in this Proxy Statement may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company is not able to predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the 2024 Annual Report, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

VOTING SECURITIES AND PRINCIPAL HOLDERS
Unless otherwise indicated, the following table sets forth information as of April 17, 2025 with respect to each person or group who is known by the Company, in reliance on Schedules 13D and 13G reporting beneficial ownership and filed with the SEC, to beneficially own more than 5% of the Company’s outstanding shares of Common Stock. Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual or group listed with sole voting and/or investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)(1)
BlackRock, Inc.(2)	15,106,563	16.2%
The Vanguard Group, Inc.(3)	12,350,430	13.2%
The Mack Group (4)	7,452,969	8.0%
Madison International Realty Holdings, LLC (5)	6,107,661	6.5%
Bow Street, LLC (6)	5,195,930	5.6%
Prudential Financial, Inc. (7)	4,752,218	5.1%
State Street Corporation (8)	4,724,515	5.1%

(1)This percentage was calculated based on 93,311,956 shares of Common Stock issued and outstanding as of April 17, 2025. Unless otherwise noted, the total number of shares outstanding used in calculating this percentage does not include 8,619,943 shares reserved for issuance upon redemption or conversion of outstanding units of limited partnership interest (“Units”) in Veris Residential, L.P., a Delaware limited partnership (the “Operating Partnership”) through which the Company conducts its real estate activities (including 257,321 LTIP Units), or 2,330,000 shares reserved for issuance upon the exercise of stock options granted or reserved for possible grant to certain employees and directors of the Company, except in all cases where such Units or stock options are owned by the reporting person or group.
(2)Address: 55 East 52nd Street, New York, NY 10055. Share information is furnished in reliance on the Schedule 13G/A dated January 22, 2024 of BlackRock, Inc. (“BlackRock”) filed with the SEC, which represents holdings as of December 31, 2023. Based upon information included in the Schedule 13G/A and other Forms 13F filed by BlackRock and its affiliates, the Company believes that such shares are held for investment advisory clients of BlackRock. This number represents (i) 14,769,008 shares beneficially owned by BlackRock for which it has sole voting power and (ii) 15,106,563 shares for which it has sole dispositive power.

(3)Address: 100 Vanguard Blvd., Malvern, PA, 19355. Share information is furnished in reliance on the Schedule 13G/A dated February 13, 2024 of The Vanguard Group, Inc. (“Vanguard”) filed with the SEC, which represents holdings as of December 31, 2023. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Vanguard and its affiliates, the Company believes that such shares are held for investment advisory clients of Vanguard. This number represents 12,350,430 shares beneficially owned by Vanguard, which includes (i) 115,466 for which Vanguard has shared voting power, (ii) 12,147,147 shares for which Vanguard has sole dispositive power, and (iii) 203,283 shares for which Vanguard has shared dispositive power.
(4)Address: c/o the Mack Real Estate Group, 60 Columbus Cir., 20th Floor, New York, NY 10023. The Mack Group (which is not a legal entity) is composed of, among others, William L. Mack, the former Chairman of the Board of Directors, David S. Mack, a former director of the Company, Fredric Mack, Earle I. Mack, a former director of the Company, and their immediate family members and related trusts. Share information is furnished in reliance on the Schedule 13G/A dated February 16, 2021 of the Mack Group filed with the SEC, which represents holdings as of December 31, 2020. This number represents 7,452,969 shares for which the Mack Group has shared dispositive and voting power, and includes 7,271,838 common Units, redeemable for shares of Common Stock on a one-for-one basis (each such unit being a “Reported Share”). Furthermore, William L. Mack, a member of The Mack Group, is a trustee of The William and Phyllis Mack Foundation, Inc., a charitable foundation that owns 100,000 Reported Shares. Earle I. Mack, a member of the Mack Group, is a trustee of The Earle I. Mack Foundation, Inc., a charitable foundation that owns 30,000 Reported Shares. Richard Mack, a member of the Mack Group, is trustee of The Mack 2010 Family Trust II, a trust that owns 330,097 Reported Shares. David S. Mack, a member of the Mack Group, is a trustee of The David and Sondra Mack Foundation, a charitable foundation that owns 225,000 Reported Shares. Stephen Mack, a member of the Mack Group, is a trustee of The Stephen Mack and Kelly Mack Family Foundation, a charitable foundation that owns 5,000 Reported Shares. Each of William L. Mack, Earle I. Mack, Richard Mack, David S. Mack and Stephen Mack, pursuant to Rule 13d-4 under the Exchange Act, has specifically disclaimed beneficial ownership of any Reported Shares owned by such foundations.
(5)Address: 300 Park Avenue, 3rd Floor, New York, NY 10022. Share information is furnished in reliance on the Schedule 13D/A dated February 28, 2023 reporting beneficial ownership of more than 5% of the Company’s common stock by each of Madison International Realty Holdings, LLC (“MIRH”), Madison International Realty Partners GP, LLC (“Madison GP”), Madison International Realty Partners, LP (“MIRP”) and Ronald Dickerman. The Schedule 13D/A was filed pursuant to a joint filing agreement, dated January 13, 2023 by and between MIRH, Madison GP, MIRP, Mr. Dickerman, Madison International Realty VI, LLC, Madison International Holdings VI, LLC, MIRELF VI (U.S.), LP, MIRELF VI REIT, MIRELF VI REIT Investments II, LLC, Madison International Realty VII, LLC, Madison International Holdings VII, LLC, MIRELF VII (U.S. Listed Securities), LP, and MIRELF VII Securities REIT. Based upon information included in the Schedule 13D/A and other Forms 13F filed by MIRH and its affiliates, the Company believes that such shares are held for investment advisory clients of MIRH. This number represents 6,107,661 shares beneficially owned by each of MIRH, Madison GP, MIPR and Mr. Dickerson, which includes 6,107,661 shares for which each of MIRH, Madison GP, MIPR and Mr. Dickerman has shared voting and dispositive power.
(6)Address: 595 Madison Avenue, 29th Floor, New York, NY 10022. Share information is furnished in reliance on the Schedule 13D dated October 21, 2022 of Bow Street LLC (“Bow Street”), Howard Shainker and A. Akiva Katz and a Form 4 of Mr. Katz filed on June 26, 2024. The Schedule 13D was filed pursuant to a joint filing agreement, dated October 21, 2022 by and between Bow Street, Mr. Shainker and Mr. Katz. This number includes 5,195,930 shares beneficially owned by each of Bow Street, Mr. Shainker and Mr. Katz for which each of Bow Street, Mr. Shainker and Mr. Katz has shared voting and dispositive power; 2,800 shares beneficially owned by Mr. Shainker and Mr. Katz from which Mr. Shainker and Mr. Katz have shared voting and dispositive power, and 34,322 shares for which Mr. Katz has sole voting and dispositive power.
(7)Address: 751 Broad Street, Newark, NJ 07102. Share information is furnished in reliance on the Schedule 13G dated February 13, 2025 of Prudential Financial, Inc. (“Prudential”) filed with the SEC, which represents holdings as of December 31, 2024. Based upon information included in the Schedule 13G and other Forms 13F filed by Prudential and its affiliates, the Company believes that such shares are held for investment advisory clients of Prudential. This number represents 4,752,218 shares beneficially owned by Prudential, which includes (i) 16,852 shares for which Prudential has voting and sole dispositive power, and (ii) 4,735,366 shares for which Prudential has voting and shared dispositive power.
(8)Address: One Congress Street, Suite 1, Boston MA 02114. Share information is furnished in reliance on the Schedule 13G dated January 31, 2025 of State Street Corporation (“State Street”) filed with the SEC, which represents holdings as of December 31, 2024. Based upon information included in the Schedule 13G/A and other Forms 13F filed by State Street and its affiliates, the Company believes that such shares are held for investment advisory clients of State Street. This number represents 4,724,515 shares beneficially owned by State Street, which includes (i) 3,964,578 shares for which State Street has shared voting power and (ii) 4,724,515 shares for which State Street has shared dispositive power.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
BOARD OF DIRECTORS NOMINEES
As of the date of this Proxy Statement, the Board of Directors consists of the following nine members: Frederic Cumenal, Ronald M. Dickerman, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Victor B. MacFarlane, Mahbod Nia, Howard S. Stern and Stephanie L. Williams. At the Annual Meeting, the terms of each of the then-current members of the Board of Directors will expire.

All the foregoing director nominees, other than Mr. Nia, have been determined, by the Board of Directors, to be independent directors within the meaning of NYSE independence standards in terms of independence from management.

The Board of Directors’ nine nominees for election to the Board of Directors at the Annual Meeting are as follows: Frederic Cumenal, Ronald M. Dickerman, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Victor B. MacFarlane, Mahbod Nia, Howard S. Stern and Stephanie L. Williams.

The directors who are elected at the Annual Meeting will serve until the annual meeting of stockholders to be held in 2026 and until such directors’ respective successors are duly elected and qualify or until any such director’s earlier death, resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nine nominees named below. In the event any of these nominees is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the remaining nominees named in this Proxy Statement and for any substitute nominee designated by the Board of Directors to fill such vacancy. It is not presently expected that any of the nominees named below will be unable or unwilling to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in their discretion. In such event, the specific nominees to be voted for will be determined by the proxy holders.

Set forth below are the names, ages, positions and Board committee membership of our director nominees as of the date of this Proxy Statement:

			COMMITTEE MEMBERSHIP
NOMINEE	AGE	POSITION	AC	CC	NESG	SRC
Frederic Cumenal	65	Director		C		M
Ronald M. Dickerman	61	Director				M
Tammy K. Jones	59	Chair	M		M	M
A. Akiva Katz	47	Director		M	M	C
Nori Gerardo Lietz	68	Director			C
Victor B. MacFarlane	74	Director	M	M
Mahbod Nia	49	Director				M
Howard S. Stern	63	Director	C	M
Stephanie L. Williams	47	Director	M		M

C = Chair; M = Member
AC = Audit Committee
CC = Compensation Committee
NESG = Nominating, Environmental, Social and Governance Committee
SRC = Strategic Review Committee

Tammy K. Jones
CHAIR OF THE BOARD | AGE 59

OCCUPATION
Founder & Chief Executive Officer, Basis Investment Group

EXPERIENCE
Tammy K. Jones is Chair of Veris Residential’s Board of Directors and serves as a member of the Audit Committee, the Nominating, Environmental, Social and Governance Committee and the Strategic Review Committee. She was appointed to the Board in 2020 and served as Lead Independent Director prior to being named Chair in March 2021. Ms. Jones has over 25 years of capital markets and commercial real estate experience – including as CEO of a commercial real estate investment manager and as a director of multiple public REITs – as well as deep expertise investing and lending across all real estate property types with a focus on multifamily.

Ms. Jones is the Founder & Chief Executive Officer of Basis Investment Group (“Basis”), a multi-strategy commercial real estate private equity investment manager. Under her leadership, Basis’ multifamily portfolio of debt and equity grew to over 35,000 units across the United States. Prior to founding Basis, Ms. Jones invested in and loaned on CRE and multifamily assets on behalf of large pension funds and institutional investors including CWCapital (“CW”) from 2004 to 2009. Previously, she was head of CW’s fixed and floating rate Capital Markets Lending Division, and earlier worked at GMACCM, a large commercial real estate lender owned by GM, as Senior Vice President of its subsidiary GMAC (now Berkadia). Earlier, Ms. Jones held various positions at Equitable Real Estate Investment Management, where she served on both the equity and asset management side of the business.

Ms. Jones is currently an Independent Director of Crown Castle International Corp. (NYSE: CCI) where she chairs the Nominating, Environmental, Social and Governance Committee and serves on the Audit Committee, Finance Committee and the CEO Search Committee. She is the Chair Emeritus of the Real Estate Executive Council, a trade organization dedicated to creating a pipeline of diversity in commercial real estate. Ms. Jones formerly served as member of the board of directors of Monogram Residential Trust, Inc. (NYSE: MORE), which during her board tenure, was successfully taken private by an affiliate of Greystar Growth, yielding a premium of 22% over the company’s public share price.

Ms. Jones was named one of Crain’s New York Business’ (“Crain’s”) Notable Leaders in Finance for 2024, one of Real Estate Forum’s Best Bosses in 2023, one of Savoy’s Most Influential Black Corporate Directors in 2021, and one of Crain’s Notable Black Leaders and Executives of 2021. She received the 2020 Cornell Baker Industry Leader Award, received the Council of Urban Professionals (CUP) 2019 Finance Catalyst Award, and was recognized as one of The Network Journal’s 25 Most Influential Black Women in Business in 2017.

Ms. Jones received a B.A. in Economics from Cornell University and an MBA with a concentration in Real Estate Finance from the J. Mack Robinson College of Business at Georgia State University.

BOARD SERVICE
Veris Residential, Inc. (2020 – Present); Crown Castle International Corp. (2020 – Present); KKR Real Estate Select Trust, Inc. (2020 – 2021); Monogram Residential Trust, Inc. (2016 – 2017).

Mahbod Nia
CHIEF EXECUTIVE OFFICER AND DIRECTOR | AGE 49

OCCUPATION
Chief Executive Officer of Veris Residential, Inc.

EXPERIENCE
Mahbod Nia has led Veris Residential as Chief Executive Officer since March 2021. He was appointed to the Company’s Board of Directors in 2020 and is a member of the Strategic Review Committee. Mr. Nia has 25 years of experience spanning real estate investment, debt and advisory. He has intimate knowledge of the real estate investment management sector, having previously served as CEO of a publicly traded REIT where he oversaw a strategic transformation that drove per share net asset value growth of over 40% as well as the successful sale of the business, which resulted in realizing a 16% IRR.

Prior to joining Veris Residential, Mr. Nia served as Chief Executive Officer of NorthStar Realty Europe Corp (NYSE:NRE), a REIT focused on European properties, from 2015 to 2019. He was also a member of NRE’s investment committee and Board of Directors from 2018 to 2019. Earlier, Mr. Nia served as Managing Director, Head of European Investments of NorthStar Asset Management Group (“NSAM”) from 2014 to 2017, where he established the company’s European investment platform, rapidly growing it to $2.6bn in assets under management across nine countries and five asset classes. Mr. Nia spearheaded the spin-off of the NSAM platform in 2015 to create NRE, which was sold to AXA Investment Managers — Real Assets in September of 2019.

From 2017 to 2019, Mr. Nia was also a Managing Director at Colony Capital Inc. (formerly Colony NorthStar) and a member of its European Steering Committee. Prior to joining NSAM in 2014, Mr. Nia worked for PanCap Investment Partners, a European real estate investment and advisory firm. From 2007 to 2009, Mr. Nia was a Senior Executive Director at Goldman Sachs. Prior to 2007, he advanced through various positions at Citigroup Inc. (formerly Salomon Brothers).

Mr. Nia earned a First Class Honours degree in Economics for Business from the University of Westminster (London, UK) and a Master’s degree in Economics and Finance from the University of Warwick (Warwick, UK).

BOARD SERVICE
Veris Residential, Inc. (2020 – Present); NorthStar Realty Europe Corp (2018 – 2019).

Frederic Cumenal
DIRECTOR | AGE: 65

OCCUPATION
Independent Director at Blue Nile, Inc. and Lugano Diamonds

EXPERIENCE
Frederic Cumenal was appointed to Veris Residential’s Board of Directors in 2019. He is the Chair of the Compensation Committee and a member of the Strategic Review Committee. Mr. Cumenal has significant leadership experience and operational expertise gained from serving in the C-suite of major global companies and as a director on public company boards. He also brings a deep knowledge of international business and brand management to the boardroom.

Mr. Cumenal served as the Chief Executive Officer of Tiffany & Co. from 2015 to 2017, as President from 2013 to 2015, and as Executive President responsible for sales and global distribution from 2011 to 2013. Previously, he worked for fifteen years in various senior leadership positions in LVMH Group’s wine and spirits businesses, including as President and Chief Executive Officer of Moët & Chandon, S.A, as Chief Executive Officer of Domaine Chandon and as a Managing Director of Moët Hennessy Europe. Mr. Cumenal also served as Executive Vice President of Marketing, Strategy and Development at Ferruzi Group and as a Brand Manager at Procter & Gamble, France S.A.S.

Mr. Cumenal is a member of the board of directors of Lugano Diamonds. He previously served on the boards of directors of Blue Nile, Inc. from 2017 to 2022, Constellation Brands, Inc. (NYSE: STZ) from 2016 to 2017 and Tiffany & Co. (NYSE: TIF) from 2013 to 2017. In addition, Mr. Cumenal served on the Board of Trustees of the Whitney Museum of American Art from 2015 to 2017.

Mr. Cumenal is a graduate of Institut d’Études Politiques, holds an MBA from Ecole Superieure des Sciences Economiques et Commerciales and completed the Advanced Management Program at Harvard Business School.

BOARD SERVICE
Veris Residential, Inc. (2019 – Present); Constellation Brands, Inc. (2016 – 2017); Blue Nile, Inc. (2017-2022); Lugano Diamonds (2021 – Present); Tiffany & Co. (2013 – 2017).

Ronald M. Dickerman
DIRECTOR | AGE 61

OCCUPATION
President, Madison International Realty

EXPERIENCE
Ronald M. Dickerman was appointed to Veris Residential’s Board of Directors in 2023. Mr. Dickerman has over 35 years of experience in real estate transaction financing, investment strategy, capital formation and risk management as well as in the management and disposition of income producing assets such as real estate, mortgage products, healthcare properties, leased equipment, and other specialty assets. He brings a valuable shareholder perspective to the Company’s boardroom.

Mr. Dickerman is the President and Founder of Madison International Realty (“Madison”), a global, fully integrated real estate private equity firm focused on direct secondaries, that is a significant shareholder of Veris Residential. Madison acquires existing ownership interests from investors seeking liquidity and provides joint venture and preferred equity to commercial real estate owners and investors within all major asset classes who are looking to recapitalize investments, restructure balance sheets, or provide existing partners with an exit strategy. Since founding the firm in 2002, Mr. Dickerman has raised more than $8 billion in capital commitments for investment in commercial real estate in the US, London, and Europe.

Prior to founding Madison, Mr. Dickerman was President and Founder of First Equity Realty, LLC, a real estate investment firm specializing in the acquisition of under-performing real estate assets from financial institutions. Earlier, from 1987 to 1991, Mr. Dickerman was an investment banker in the Real Estate / Partnership Finance Group at Smith Barney, Harris Upham & Co., Inc., where he was responsible for the origination, analysis, structuring, acquisition, asset management, disposition and marketing of real estate and other limited partnerships.

Mr. Dickerman is a member of the real estate industry trade organizations PREA, INREV, and the Zell Lurie RE Institute, and served on the board of the Association of Foreign Investors in Real Estate from 2018 to 2019. He is a frequent speaker on the topic of secondary investments and liquidity at real estate conferences and universities throughout the United States.

Mr. Dickerman earned a B.A. from Tufts University and an MBA from Columbia University’s Graduate School of Business.

BOARD SERVICE
Veris Residential, Inc. (May 2023 – Present); Association of Foreign Investors in Real Estate (2018 – 2019).

A. Akiva Katz
DIRECTOR | AGE 47

OCCUPATION
Co-Founder and Managing Partner, Bow Street LLC (“Bow Street”)

EXPERIENCE
A. Akiva Katz was appointed to Veris Residential’s Board of Directors in 2020. He is the Chair of the Strategic Review Committee as well as a member of the Compensation Committee and the Nominating, Environmental, Social and Governance Committee. Mr. Katz brings a shareholder perspective to the Board as well as extensive real estate investing experience and a deep knowledge of financial markets derived from his work at major global investment firms.

Mr. Katz is the Co-Founder and Managing Partner of Bow Street LLC, a global institutional alternative asset management firm that has been a significant shareholder of Veris Residential since 2019. The firm employs a bottom-up, fundamental method of investing and seeks to identify asymmetric opportunities across asset classes in both public and private markets where it can add value by working collaboratively with companies and management teams.

Prior to founding Bow Street, Mr. Katz was a Managing Director at Brahman Capital, a value-oriented long/short investment firm. Earlier, he held roles at Rho Capital Management and the Global Mergers & Acquisitions Group at Merrill Lynch.

Mr. Katz is currently a member of the board of directors of TransAtlantis Funding LLC and Vivion Investments S.à r.l.

Mr. Katz holds a B.A. in Economics and Philosophy from York University in Toronto, and an MBA from Harvard Business School.

BOARD SERVICE
Veris Residential, Inc. (2020 – Present); TransAtlantis Funding LLC (2019 – Present); Vivion Investments S.à r.l. (2022 – present)

Nori Gerardo Lietz
DIRECTOR | AGE 68

OCCUPATION
Senior Lecturer of Business Administration,
Harvard Business School

EXPERIENCE
Nori Gerardo Lietz was appointed to Veris Residential’s Board of Directors in 2019 and is currently the Chair of the Nominating, Environmental, Social and Governance Committee. Ms. Gerardo Lietz has more than three decades of experience operating real estate practices with institutional investors and an intimate knowledge of real estate investment management.

Ms. Gerardo Lietz is the President of Areté Capital, a real estate advisory firm she founded in 2010. She is also a Senior Lecturer of Business Administration in the Finance and Entrepreneurial Management Units of Harvard Business School, where she currently teaches Real Estate Private Equity and Starting a Private Investment Firm.

From 2007 to 2011, Ms. Gerardo Lietz was a Partner and Chief Strategist for Private Real Estate and a member of the Global Investment Committee at Partners Group Holding AG. Ms. Gerardo Lietz co-founded Pension Consulting Alliance, Inc. in 1988 and served as a Managing Director while developing its real estate investment management and advisory activities until 2007. Previously, Ms. Gerardo Lietz co-founded Public Storage Institutional, Inc., an institutional money management firm deploying pension capital to acquire real estate assets, where she served as Senior Vice President until 1988. Ms. Gerardo Lietz practiced law in the corporate department of Paul Hastings LLP from 1982 to 1985.

Ms. Gerardo Lietz is a former member of the board of directors of the Pension Real Estate Association and the Real Estate Research Institute. Ms. Gerardo Lietz also previously served as a member of the board of directors of USA Water Polo, Inc.

Ms. Gerardo Lietz received an A.B. with honors from Stanford University in 1979 and a J.D. from the UCLA School of Law in 1982, where she was Chief Comment Editor of the UCLA Law Review.

BOARD SERVICE
Veris Residential, Inc. (2019 – Present).

Victor B. MacFarlane
DIRECTOR | AGE 74

OCCUPATION
Chairman and Chief Executive Officer of MacFarlane Partners

EXPERIENCE
Victor B. MacFarlane was appointed to Veris Residential’s Board of Directors in 2021 and is currently a member of the Audit Committee and the Compensation Committee. Mr. MacFarlane has significant real estate and private capital expertise, as well as more than 45 years of experience in real estate investment, corporate finance, portfolio management and risk management, including serving as CEO of a real estate investment and advisory firm.

Mr. MacFarlane is Executive Chairman of MacFarlane Partners, a real estate investment management and development firm he founded in 1987. Under his leadership, MacFarlane Partners pioneered the urban investment concept among institutional real estate managers and is today regarded as an industry leader in urban/smart-growth development, having invested $13 billion in properties totaling eight million square feet of commercial space and 15,000 multifamily housing units nationwide.

Mr. MacFarlane earned the 2024 Business Lifetime Achievement Award from the San Francisco Business Times and previously received the Distinguished Business Leadership Award from the USC School of Architecture. Mr. MacFarlane has been awarded the Executive of the Year by the Greater Los Angeles African American Chamber of Commerce, the National Inner City Economic Leadership Award from the Initiative for a Competitive Inner City, and the Distinguished Alumni Award from the Joseph M. Katz Graduate School of Business at the University of Pittsburgh. Mr. MacFarlane also holds an honorary Doctor of Law degree from the University of the District of Columbia.

Mr. MacFarlane currently serves as a member of the board of directors of Curbline Properties Corp. (NYSE: CURB) and Overland Tandberg, and serves on the advisory board of the Robert Toigo Foundation. He previously served as a member of the board of directors of Site Centers Corp. (NYSE: SITC) from 2002 to 2024. Mr. MacFarlane is an emeritus board member of the Real Estate Executive Council, a member and former director of the Pension Real Estate Association (PREA), and a member and former trustee of the Urban Land Institute (ULI).

Mr. MacFarlane received a B.A. in University Studies from the University of New Mexico, a J.D. from the UCLA School of Law and an MBA from the Joseph M. Katz Graduate School of Business at the University of Pittsburgh.

BOARD SERVICE
Site Centers Corp. (2002 – 2024); Curbline Properties Corp. (2024-Present); Overland Tandberg ([2019-Present); and Veris Residential, Inc. (2021 – Present).

Howard S. Stern
DIRECTOR | AGE 63

OCCUPATION
Founder and Principal, Stern & Associates, LLC

EXPERIENCE
Howard S. Stern was appointed to Veris Residential’s Board of Directors in 2020. He is currently the Chair of the Audit Committee and a member of the Compensation Committee. Mr. Stern has over 35 years of experience working in the real estate industry and has a deep knowledge of real estate entrepreneurship and advisory as well as commercial aspects of the REIT sector.

Mr. Stern is the Founder and Principal of Stern & Associates, LLC, a full-service real estate advisory and consulting firm established in 2014, and the Principal and Co-Founder of DSHS Student Housing Investment Group, a real estate vehicle that focuses solely on student housing. Mr. Stern currently serves as the Real Estate Chair for the Broe Real Estate Group, a family office developer/owner of more than 2,000 multifamily apartments in Denver, Colorado.

From 2010 to 2014, Mr. Stern was President and Director of Hudson Pacific Properties Inc. ("Hudson Pacific"; NYSE: HPP), a California-based office REIT. He co-founded Hudson Capital, the predecessor company to Hudson Pacific, in 2006 and in 2010, he led the company through its initial public offering and rebranding into Hudson Pacific. From 2000 to 2006, Mr. Stern served as Chief Investment Officer of Arden Realty, Inc., a twenty million-square-foot Southern California REIT that was sold to GE Capital in 2006. Earlier, Mr. Stern was Vice President of the Archon Group, a subsidiary of Goldman Sachs & Co., served as Vice President and Manager of First Federal Republic Bank, and worked as Senior Asset Manager and Asset Manager for Unity Savings and Gibraltar Savings.

Mr. Stern holds a B.A. in Political Economy from the University of California, Berkeley and an MBA from the University of Southern California.

BOARD SERVICE
Veris Residential, Inc. (2020 – Present); Hudson Pacific Properties Inc. (2010 – 2014).

Stephanie L. Williams
DIRECTOR | AGE 47

OCCUPATION
President, Bozzuto Management Company, and Partner, The Bozzuto Group

EXPERIENCE
Stephanie L. Williams was appointed to Veris Residential’s Board of Directors in 2023 and is currently a member of the Audit Committee and the Nominating, Environmental, Social and Governance Committee. Ms. Williams is a well-regarded leader in mixed-use real estate operations, management and development. She has served for several years as one of the top executives in multifamily property management overseeing a sizeable portfolio of residential units and commercial space across major markets nationwide, including a significant footprint in the New York area.

Ms. Williams is President of Bozzuto Management Company and a Partner at Bozzuto Group. She oversees Bozzuto Management Company’s day-to-day operations, strategic performance and economic value creation across its portfolio, which is currently valued at $35B and comprises 90,000 units covering 3 million square feet of commercial space across major markets nationally. In 2018 and 2020, under Ms. Williams’ leadership, Bozzuto Management Company was awarded #1 Property Management Company by the National Association of Home Builders and received national recognition by J Turner as the best property management company in the nation, based on online ratings, for seven consecutive years. Prior to her role as President, Ms. Williams advanced through several executive positions within Bozzuto’s development and management divisions after joining the company in 2004.
In 2022, Ms. Williams received the Bisnow D.C. Region Women Leading Real Estate Award. She was honored by the national CREW (Commercial Real Estate Women) Network as a 2021 Distinguished Leader and was the proud recipient of the Raise Up Your Voice award at the 2021 CREW DC awards. Ms. Williams was also named a Woman of Influence by Multifamily Executive Magazine and by the Baltimore Business Journal as a Best in Real Estate Honoree.

Ms. Williams is currently a member of the Real Estate Executive Council (REEC) and Housing Association of Nonprofit Developers (HAND). She is also an executive board member of the District of Columbia Building Industry Association (DCBIA) and an active member of the Urban Land Institute (ULI) and National Multifamily Housing Council (NMHC).

Ms. Williams earned a B.A. from the University of Washington, Seattle and a Master of Community Planning from the University of Maryland, College Park.

BOARD SERVICE
Veris Residential, Inc. (May 2023 – Present); District of Columbia Building Industry Association (DCBIA) (2022-Present).

SKILLS & QUALIFICATIONS
Ms. Williams’ qualifications to serve as a director include her service as one of the top executives in multifamily property management overseeing a sizeable portfolio of residential units and commercial space across major markets nationally, including a significant footprint in the New York area. Ms. Williams is a well-recognized leader in mixed-use real estate operations, management and development.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION
According to the Company’s bylaws, each director nominee in an uncontested election of directors must be elected by a majority of the votes cast (in other words, the number of votes cast “FOR” the nominee must exceed the number of votes cast “AGAINST” that nominee). Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of the director elections. Under the Company’s bylaws and Corporate Governance Principles, if a director does not receive the requisite majority vote in an uncontested election, such director will be required to promptly tender their resignation for consideration by the Nominating, Environmental, Social and Governance Committee (the “NESG Committee”) of the Board of Directors. See “Policies Relating to the Election of Directors” below.

DIRECTORS AND EXECUTIVE OFFICERS
BENEFICIAL OWNERSHIP
Set forth below is certain information as of April 17, 2025, including information with respect to the beneficial ownership of the Common Stock, for (i) the members of the Board of Directors and the Board of Directors' nine director nominees, (ii) the executive officers of the Company, (iii) the named executive officers for 2024, and (iv) the directors, executive officers and named executive officers of the Company as a group:

Name and Position	Age	First Elected	Term Expires	Number of Shares(1)(2)		Percent of Shares Outstanding (%)(3)	Shares Outstanding (calculated on a fully diluted basis) (%)(4)
Tammy K. Jones,	59	2020	2025	34,322		*	*
Chair of the Board
Mahbod Nia,	49	2020	2025	2,612,873	(5)	2.8%	2.5%
Chief Executive Officer and Director
Amanda Lombard,	41	―	―	226,802	(6)	*	*
Chief Financial Officer
Anna Malhari,	40	―	―	256,094	(7)	*	*
Chief Operating Officer
Taryn D. Fielder,	47	―	―	261,691	(8)	*	*
General Counsel
Jeffrey S. Turkanis,	43	―	―	433,139	(9)	*	*
Executive Vice President and
Chief Investment Officer
Frederic Cumenal,	65	2019	2025	38,591		*	*
Director
Ronald M. Dickerman,	61	2023	2025	6,123,338	(10)	6.6%	5.9%
Director
A. Akiva Katz,	47	2020	2025	5,233,052	(11)	5.6%	5.0%
Director
Nori Gerardo Lietz,	68	2019	2025	48,591		*	*
Director
Victor B. MacFarlane,	74	2021	2025	28,436		*	*
Director
Howard S. Stern,	63	2020	2025	34,322		*	*
Director
Stephanie L. Williams,	47	2023	2025	15,677		*	*
Director
All directors, executive officers and nominees as a group (13 individuals)				15,346,928		16.4%	14.7%
*    Beneficial Ownership of less than 1.0% is omitted.
(1)The limited partners of the Operating Partnership share with the Company, as general partner, in the net income or loss and any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, common units of limited partnership interest in the Operating Partnership (the “Common Units”) are redeemable into shares of Common Stock on a one-for-one basis.
(2)Except as otherwise noted below, all shares of Common Stock, Common Units, LTIP Units (as converted into Common Units), vested options, Phantom Stock Units and all restricted Common Stock are owned beneficially by the individual listed with sole voting and/or investment power.
(3)Assumes redemption or conversion of only the Units in the Operating Partnership beneficially owned by such owner into shares of Common Stock and the exercise of vested options and all restricted Common Stock held only by such owner.
(4)Assumes redemption or conversion of all outstanding Units in the Operating Partnership into shares of Common Stock and the exercise of all vested options and all restricted Common Stock.
(5)Includes 432,956 unvested shares of performance vesting restricted stock units, 421,106 unvested shares of shares of outperformance vesting restricted stock units and 950,000 vested stock options. Also includes 380,869 shares indirectly beneficially owned by a family limited liability company whose beneficiaries are Mr. Nia, his spouse and children and over which Mr. Nia and his spouse share voting and dispositive control.
(6)Includes 72,315 unvested shares of performance vesting restricted stock and 70,495 shares of outperformance vesting restricted stock units.
(7)Includes 78,253 unvested shares of performance vesting restricted stock and 76,487 shares of outperformance vesting restricted stock units.
(8)Includes 72,934 unvested shares of performance vesting restricted stock and 88,449 shares of outperformance vesting restricted stock units.
(9)Includes 166,667 vested stock options, 71,111 unvested shares of performance vesting restricted stock and 84,888 shares of outperformance vesting restricted stock units.
(10)6,107,661 shares of Common Stock may be deemed to be beneficially owned by Mr. Dickerman by virtue of being President of Madison International Realty.
(11)5,195,930 shares of Common Stock may be deemed to be beneficially owned by Mr. Katz by virtue of being a Managing Partner of Bow Street and holding shares of Common Stock in personal accounts.

BIOGRAPHICAL INFORMATION CONCERNING DIRECTORS
Biographical information concerning our directors is set forth above under the caption “Proposal No. 1 — Election of Directors.”

BIOGRAPHICAL INFORMATION CONCERNING EXECUTIVE OFFICERS
Biographical information concerning our executive officers is set forth below.

Amanda Lombard was appointed Chief Financial Officer on April 1, 2022 and is the Company’s principal financial officer and principal accounting officer. Ms. Lombard previously served as the Company’s Chief Accounting Officer beginning in January 2022. From December 2020, Ms. Lombard served as Executive Vice President and Chief Financial Officer at Seritage Growth Properties, a publicly-traded, self-administered and self-managed real estate investment trust that was engaged in the ownership, development, redevelopment, management and leasing of diversified and mixed-use properties throughout the United States. Prior to that, beginning in November 2018, Ms. Lombard served as Seritage’s Chief Accounting Officer. Before joining Seritage, Ms. Lombard served for over eight years at Gramercy Property Trust which, before its acquisition in October 2018 by affiliates of Blackstone Real Estate Partners VIII, was a publicly traded real estate investment trust that specialized in acquiring and managing income-producing industrial real estate leased in growing population centers across the United States. Ms. Lombard served as Gramercy’s Chief Accounting Officer from April to October of 2018, its SVP-Corporate Controller from December 2015 to April 2018 and its Assistant Controller from July 2010 to December 2015. Prior to joining Gramercy, Ms. Lombard held positions with King Street Capital Management and PricewaterhouseCoopers. Ms. Lombard received a Masters in Accounting from the University of Michigan’s Stephen M. Ross School of Business and a Bachelor of Arts from the University of Michigan. Ms. Lombard is a Certified Public Accountant.

Anna Malhari was appointed Chief Operating Officer of the Company on June 9, 2021. Ms. Malhari previously served as the Company’s Senior Vice President and Chief Administrative Officer beginning in March 2021. Prior to joining the Company, she served as an Associate Vice President and Vice President of Colony Capital, Inc. from 2017 to 2019, where she was responsible for NorthStar Realty Europe Corp’s capital markets activity and was closely involved in the company’s investment and management activities. Prior to joining Colony Capital, Ms. Malhari held various investment positions at Northstar Asset Management Group from 2014 to 2017 and Peakside Capital from 2011 to 2014. Ms. Malhari is AIEMA Associate member and holds a CEMS Double Degree Masters in International Management from the Business University in Prague and the University of Cologne.

Taryn D. Fielder serves as Executive Vice President, General Counsel and Corporate Secretary of the Company, a position she has held since April 2022. Before joining Veris, Ms. Fielder served as Senior Vice President, General Counsel and Corporate Secretary at WashREIT (now Elme Communities) from 2017-2022; Senior Vice President and General Counsel for ASB Real Estate Investments (2013-2017) and Assistant General Counsel for publicly-traded REIT DiamondRock Hospitality Company (2011-2013). Earlier in her career, she worked in Hogan & Hartson’s (now Hogan Lovells) Real Estate Group, and practiced corporate and real estate law with Simpson, Thacher and Bartlett LLP. Ms. Fielder earned her JD from Harvard Law School and her BA in International Relations, Political Science, French and Theater from Eckerd College. She currently serves as a fiduciary trustee on the Eckerd College Board of Directors.

Jeffrey S. Turkanis has served as Executive Vice President and Chief Investment Officer since April 2022 and previously served as the Head of U.S. Residential at Oxford Properties Group. Prior to his more than decade-long tenure at Oxford Properties Group, Mr. Turkanis held roles at Putnam Investments and Fortress Investment Group. As Chief Investment Officer, he is responsible for overseeing the sale of non-strategic assets, identifying potential value enhancement opportunities within Veris Residential’s existing portfolio, and sourcing potential new investment opportunities. He earned a BBA from Washington University in St. Louis and an MBA, Real Estate from Columbia Business School.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
POLICIES AND PROCEDURES
The Company has a written policy with respect to the review, approval and ratification of related person transactions. This policy applies to any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (i) the Company is a participant and (ii) any “related person” (defined as an employee, director, director nominee, an executive officer or someone who owns more than 5% of any class of the Company’s voting securities, or an immediate family member of any of the foregoing persons, with certain exceptions) has or will have a direct or indirect interest. Under the policy, the Company’s General Counsel will determine whether a transaction meets the definition of a related person transaction that will require review by the NESG Committee. The NESG Committee will review all related person transactions referred to them and, based on the relevant facts and circumstances, will decide whether or not to approve such transactions. Only those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders will be approved. If the Company becomes aware of an existing related person transaction that was not approved under this policy, the matter will be referred to the NESG Committee and it will evaluate all options available, including ratification, amendment or termination of the transaction.
The Company has determined that, under the policy, the following types of transactions will be deemed to be pre-approved: (i) employment of an executive officer if the related compensation is required to be reported in the Company’s proxy statement; (ii) employment of an executive officer if they are not an immediate family member of another executive officer or director of the Company, the related compensation would have been reported in the Company’s proxy statement if they were a “named executive officer” and the Company’s Compensation Committee (the “Compensation Committee”) approved (or recommended that the Board of Directors approve) such compensation; (iii) compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement; (iv) any transaction where the related person’s interest arises solely from the ownership of the Common Stock and all holders of the Common Stock received the same benefit on a pro rata basis; (v) any transaction in which the rates or charges incurred are subject to governmental regulation; and (vi) any transaction involving bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.
Under the policy, the General Counsel’s determination of whether a transaction meets the definition of a related person transaction is based upon an assessment of the transaction under Item 404 of Regulation S-K without regard to the amounts involved. The Company’s policy provides that any related person transaction referred to the NESG Committee for consideration is evaluated based on all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally.
The policy prohibits a director from participating in any review, consideration or approval of any related person transaction with respect to which the director or any of their immediate family members is the related person. The policy also provides that the only transactions that may be approved are those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders.

INDEPENDENCE OF THE BOARD OF DIRECTORS
The Board of Directors has adopted the NYSE’s standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that eight of nine of its current members (namely, Messrs., Cumenal, Dickerman, Katz, MacFarlane and Stern and Mses. Gerardo Lietz, Jones and Williams), and eight of nine director nominees (namely, Messrs. Cumenal, Dickerman, Katz, MacFarlane and Stern and Mses. Gerardo Lietz, Jones and Williams), are independent directors within the meaning of such NYSE independence standards in terms of independence from management. In making this determination, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors or director nominees.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS
To the best of our knowledge during the past ten years, no director or officer of the Company has been involved in any of the following: (i) any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; and (iv) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

ADVERSE PROCEEDINGS
There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”)
The Company is dedicated to responsible environmental, social and community stewardship as an essential part of our mission to build a successful business.
We have a formal reporting and oversight structure for the Company’s long-term ESG strategy and goals. Our ESG Taskforce (“ESG Taskforce”), composed of key members from various departments and chaired by our Chief Operating Officer met regularly during 2024. The ESG Taskforce is responsible for setting strategy and ESG goals and monitoring ESG performance across the Company. The ESG Taskforce’s goals and initiatives are reported to the NESG Committee of the Board, which formally oversees ESG goals and initiatives, including corporate responsibility strategies. We memorialized our stewardship and commitment to our ESG strategies and commitments in our 2023 ESG Update, which is available on the Company’s website. The report outlines our proactive approach for addressing decarbonization, resident interaction with respect to sustainability initiatives, biodiversity actions, and cultural diversity and inclusion. To learn more about how we track and measure our success in this area, please visit https://verisresidential.com/corporate-responsibility/.

ALIGNMENT WITH INDUSTRY CODES & VOLUNTARY BEST PRACTICES	SIGNATORY	MEMBERSHIPS
Climate Disclosure Project (CDP) GRI Core Option Taskforce for Climate and	CEO Action for Diversity Pledge UN Global Compact UN Women Empowerment	US Green Building Council National Association of Real Estate Trusts (NAREIT)
Financial Disclosures (TCFD) UN Sustainable Development Goals (SDG) UN Global Compact Communication on Progress Science Based Targets initiative (SBTi) GRESB	Principles (WEPs)	National Apartment Association (NAA) New Jersey Apartment Association (NJAA) Massachusetts Apartment Association (MAA) US Global Building Compact (USGBC)
ENVIRONMENTAL
The Board of Directors believes that continued growth of stockholder value in a socially responsible manner is consistent with the Company’s overall strategy to continue to enhance the Company’s reputation as a property manager of choice and promotes an environmental strategy that supports “green” building initiatives. We continue to pursue a wide range of sustainability initiatives, aimed at reducing the carbon footprint of our portfolio while creating a diverse and safe offering for our residents.
We have undertaken several initiatives that not only conserve energy and reduce waste, but also offer our residents cost-effective incentives to promote sustainability efforts throughout our portfolio, including the following:
•Green House Gas Emissions: The Company acknowledges its responsibility to do our part to reduce energy consumption and emissions. In 2023, the Company met its Scope 1 and 2 reduction goals validated by the Science Based Targets Initiative (SBti), As of December 31, 2024, we reduced Like-for-Like Scope 1 and Scope 2 emissions by 58% compared to 2019.

•Energy and Energy Procurement: As part of our energy policy, the Company purchases Green-e RECs covering 100% of the electricity consumption for common areas of our wholly owned multifamily properties. We also encourage our residents to participate in community solar programs and other energy savings actions.
•Green Certification: We are committed to increasing the share of sustainable properties in our portfolio. To that end, 80% of our multifamily properties (by unit) were Green Certified (LEED® or equivalent) as of December 31, 2024.
•Initiatives to Save Energy and Limit Carbon Footprint: The Company continuously monitors energy performance to identify potential energy efficiency opportunities, evaluating the economics and utilizing state and public utility incentive programs when pursuing investments into low carbon alternatives and other energy efficiency projects.
•Water: The Company seeks to implement water management and recycling programs when possible, including, among other things, the installation of low flow fixtures and low irrigation landscaping systems. To that end, we have set a water reduction target of 20% between 2020 and 2030.
•Waste Management and Recycling: We aim to reduce the amount of waste created and sent to landfill, while increasing the proportion being recycled. To this end, the Company requires all hazardous waste, including electronics and mercury-containing products, to be disposed of or recycled in line with the applicable environmental laws. No significant spills of oil, fuel, waste or chemicals were reported in 2024.
•Furthermore, in 2024, the Company successfully met Sustainable KPI that resulted in a 5-basis-point spread reduction for all borrowings on the Term Loan and Revolver.

SOCIAL
The Company strives to cultivate a dynamic workplace that actively draws in, motivates, and fully engages a talented and diverse workforce, enabling them to thrive and feel welcomed. We nurture an inclusive environment grounded in respect, empowerment, and collaboration, aiming to reflect the rich backgrounds of the residents and communities we serve.

Through various initiatives, including workforce training that supports long-term professional growth, prioritizing work-life balance, and promoting diversity and inclusion across our teams and hiring practices, we are able to attract and retain a diverse, healthy, and motivated workforce. To that end, the Company was certified as a “Great Place to Work” for three consecutive years following solicitation of feedback from Company employees through an independent survey.

We have meticulously fostered a workplace where diversity flourishes, spanning race, gender, ethnicity, age, sexual orientation, physical abilities, and breadth of experience. As a diverse equal opportunity employer and a signatory to the UN Women's Empowerment Principles, our company champions diversity at all levels, including senior management and the Board of Directors. Our robust diversity, equity, and inclusion initiative is driven by the overarching goal of creating opportunities for all people in the commercial real estate industry within the local communities we operate, as well as within our own workforce. In 2023, the Company became the first company globally to receive WELL-Equity rating across its whole portfolio which we renewed in 2024. The Company was recognized as a member of Bloomberg’s 2023 Gender Equality Index.

WORKFORCE AND BOARD DIVERSITY
•As of December 31, 2024, 58% of the Company's employees identified as male and 41% as female and below one-percent as non-binary. Also, 52% of the Company's employees were persons of color or other minority groups, consistent with 52% a year earlier (based on employees who self-identified).
•Three of our nine director nominees (or 33%) are female and four (or 44%) are persons of color or other minority groups. Three of our five named executive officers (or 60%) are female and one executive (or 20%) is a person of color of from other minority groups.

HEALTH AND WELL-BEING
•We are committed to operating healthy buildings and enhancing health and providing well-being benefits for our employees.
•We have renewed WELL Health and Safety Rating at all of our properties including in our corporate headquarters.
•We seek to foster a workplace where our employees are treated fairly and are highly motivated to succeed by offering a wide range of benefits to our employees.

PHILANTHROPIC SUPPORT
•In addition, whether through time, effort or monetary donations, we are committed to nourishing the betterment of the communities we serve, and our employees play active roles in numerous charitable organizations.
•The Company also promotes the philanthropic efforts of our employees by providing three days of paid time off toward volunteerism and matching employee charitable contributions dollar for dollar.

GOVERNANCE MATTERS

We are dedicated to maintaining a high standard for corporate governance predicated on integrity, ethics, diversity and transparency. Our commitment to diversity is evidenced by both our current Board of Directors and by our slate of directors for election at the Annual Meeting, five of nine (or 56%) of whom are female and/or racially diverse.

ETHICS & COMPLIANCE
Our objective is to conduct business with integrity and in compliance with the letter and spirit of the law, while protecting human rights. The Code of Business Conduct and Ethics (“COBCE”) represents the Company’s key policy guide for daily operations, outlining expectations of employee and directors’ conduct relating to each other and towards the Company’s stakeholders.
ANTI-HARASSMENT
The Company maintains distinct policies and complaint procedures for sexual harassment and harassment and discrimination based on protected classifications. These anti-harassment policies form an integral part of the COBCE. Anti-harassment training is an integral part of the Company’s training program provided to all employees, who are encouraged to report any breaches of the anti-harassment policies to the General Counsel or Human Resources Department.
HUMAN RIGHTS
The Company’s Human Rights Policy expresses the Company’s commitment to respecting human rights across all operations and setting a positive example to the wider community and its stakeholders. The policy covers topics including forced and child labor, human trafficking and slavery, health and safety, discrimination and prejudice.
GRIEVANCE MECHANISM
The Company has a strict non-retaliation policy to encourage employees to raise issues and report concerns of misconduct and in 2022 introduced a third-party anonymous hotline for the reporting of any concerns by employees or other stakeholders.
SUPPLY CHAIN
It is important to us that our suppliers and partners operate ethically and share the Company’s ESG business principles. Our supply chain governance procedures introduced in 2020 and summarized in the Supplier Code of Conduct ensures our suppliers are aware of the standards and business practices we expect from them.
STAKEHOLDER ENGAGEMENT
Our main stakeholder groups include stockholders, employees, tenants and residents, suppliers, industry associations, communities, NGO advocacy and activist groups, governmental organizations and regulatory bodies, media and competitors. We engage with our stakeholders regularly and through multiple channels and take their feedback into account when assessing and preparing our corporate sustainability strategy.
CYBERSECURITY RISK MANAGEMENT
The Company's information technology, communication networks, system applications, accounting and financial reporting platforms and related systems, and those that are offered to residents and tenants are integral to the operation of the business. The Company utilizes these systems, among others, for financial analysis, management, and reporting, for facilitation of operations, including monitoring and optimization of various building management systems, for initiation, generation, and completion of resident leasing, for internal communications, and for various other aspects of the business.

The Company's cybersecurity strategy focuses on detection, protection, incident response, security risk management and mitigation, and resiliency of the cybersecurity infrastructure. The Company has implemented or is in the process of continuously evaluating, testing and updating various information security processes and policies designed to identify, assess and manage material risks from cybersecurity threats to the Company's critical computer networks, third-party hosted services, communications systems, hardware and software, and critical data, including confidential information that is proprietary, strategic or competitive in nature, as well as any personally identifiable information related to the Company's residents' and employees' personal data.

The Company's cybersecurity risk management relies on a multidisciplinary team, including its information technology and cybersecurity team, legal department, executive management, and third-party service providers to identify, assess, and manage cybersecurity threats and risks. In 2023, the Company expanded its team by adding a full-time Chief Information Security Officer (CISO), reporting directly to the Chief Operating Officer, responsible for managing the internal and external cybersecurity resources. The CISO has over 30 years of experience in corporate enterprise infrastructure and data security management held at a senior management level, acting in both a corporate as well as consulting role within many highly regulated industries. The CISO is responsible for having successfully developed and implemented several cyber security programs within prominent companies within the retail, financial and life science sectors.

In 2024, the Company further enhanced its cybersecurity posture by adding a full-time Director of Cybersecurity, reporting directly to the CISO. The Director is responsible for assisting in the development, implementation and administration of Veris' cybersecurity program. Like the CISO, the Director has over 25 years of experience in corporate enterprise infrastructure and date security management as well as multiple certifications (CISSP, CPP, MGM, PSP)

The Company identifies and assesses risks from cybersecurity threats by monitoring and evaluating the cybersecurity threat environment and the Company's risk profile. This multi-faceted approach to cybersecurity includes physical, administrative, and technical safeguards. During the year ended December 31, 2023, the Company began utilizing the National Institute of Standards and Technology (NIST) Cyber Security Framework (CSF), to assess and report to the Company's executive management and Board of Directors on the current maturity of operational and procedural controls for securing and safeguarding the Company's information technology assets. The Company will continue to utilize the NIST CSF to evaluate its cybersecurity controls. In addition to the NIST CSF, the Company also completed third-party technical testing of its information technology systems architecture.

To operate its business, the Company engages certain third-party vendors to perform a variety of functions. The Company seeks to engage reliable, reputable service providers. Depending upon the nature of the services and the sensitivity of the data that a third-party service provider processes, the Company's vendor management procedures include reviewing the cybersecurity procedures, imposing contractual requirements, and conducting periodic reassessments as needed. The Company seeks to further enhance this review to expand the scope and depth of this analysis.

As a result of these factors, the Company has adopted a strategic multi-year cybersecurity plan. This plan is not meant to be all encompassing as the cybersecurity landscape shifts and evolves, and the Company is continually assessing its risks and the evolving cybersecurity threat landscape. This plan includes implementing additional and/or fortifying existing defenses and capabilities necessary to protect and preserve the integrity of the Company's information assets and mitigate the risks to the Company's business operations. As part of this plan, the Company requires regular cybersecurity training for all employees and periodically conducts tests to assess employee comprehension and evaluate training effectiveness.

The Company is not currently aware of any risks from cybersecurity threats nor has the Company previously had a cybersecurity incident that in either case have materially affected or are reasonably likely to materially affect the Company, its business strategy, results of operations or financial condition.

CYBERSECURITY GOVERNANCE
The Company's Audit Committee holds oversight responsibility over the cybersecurity strategy and risk management. The Audit Committee engages in regular discussions with executive management regarding the Company's significant financial risk exposures and the measures implemented to monitor and control these risks, including those that may result from material cybersecurity threats. The Company prepares a quarterly report from the Chief Operating Officer and the CISO which includes updates on the Company's current cybersecurity maturity, progress on the Company's previously mentioned multi-year cybersecurity plan, strategy updates to combat changes in the threat landscape, education of employees and executive management on cybersecurity awareness, enhanced cybersecurity defenses, incident response programs and regulatory reporting obligations. The Audit Committee delivers a summary of these reports to the full Board of Directors on a quarterly basis. Furthermore, the Board of Directors receives a direct report from the CISO on no less than an annual basis with interim reports provided when appropriate or necessary.

As part of the Company's incident response plan, a committee known as the Cyber ERM (Enterprise Risk Management) Committee has been established comprising cross-functional representation across the Company. The Cyber ERM is responsible for implementing a rapid response and incident program in the event of an identified cybersecurity threat and is responsible for reporting all incidents to the Audit Committee and Board of Directors in the case of any cybersecurity incident to enable the Audit Committee and Board of Directors to assess the materiality of any such incident and determine any Exchange Act reporting obligations of the Company in connection therewith.
BOARD AND COMMITTEE GOVERNANCE
Our Board of Directors remains committed to the highest standard of corporate governance. Our amended and restated bylaws generally allow stockholders to propose amendments to the bylaws for approval by the stockholders. Our bylaws also provide for majority voting in the election of directors, whereby each director nominee that is not elected by a majority of the votes cast in an uncontested election of directors is now required to tender their resignation for consideration by the NESG Committee.

During 2024, the entire Board of Directors met seven (7) times and acted twelve (12) times by unanimous written consent. In 2024, no director attended fewer than 75% of the aggregate of: (i) the total number of meetings of the

Board of Directors held during the period for which they served as a director and (ii) the total number of meetings held by all committees of the Board of Directors on which they served during the periods that they served. The Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but the Company strongly encourages all members of the Board of Directors to attend its annual meetings and expects such attendance except in the event of exigent circumstances. All nine (9) members of the Board of Directors at the time of the 2024 Annual Meeting were in attendance at the 2024 Annual Meeting of Stockholders.

Currently, the Company has separated the roles of Chief Executive Officer and Chair of the Board. The Company believes that at this time the separation of these roles permits the Chair of the Board to focus on oversight of the Company’s long-term corporate development goals while the Chief Executive Officer focuses on the strategic direction of the Company and oversees the day-to-day performance of the other executive officers in executing the Company’s business plan. During 2024, the non-management directors met in Executive Session seven (7) times, which meetings were presided over by the Chair. Key responsibilities of our Chair include, among others, presiding at Executive Sessions of independent directors, facilitating communications between the independent directors and the Company’s management team, and calling meetings of the independent directors, as necessary.

Pursuant to authority vested in the Audit Committee and pursuant to its charter, the Audit Committee is responsible for overseeing the Company’s financial risk exposure and the Company’s risk assessment and risk management policies and procedures. The Audit Committee discharges its risk oversight responsibilities as part of its quarterly reviews of the Company’s quarterly and annual financial statements by discussing with management, the Company’s independent auditors and outside legal counsel the Company’s risk profile, financial risk exposure and risk mitigation policies and procedures. In addition, the Compensation Committee, in consultation with the independent compensation consultant to the Compensation Committee, conducts an annual risk assessment of the Company’s compensation programs as described under “Compensation Risk Assessment” in this Proxy Statement. The Company does not believe that the performance of these oversight functions by these committees has any effect on the leadership structure of the Board of Directors.

The Board of Directors has adopted equity ownership guidelines that require each non-employee director to own an aggregate amount of shares of Common Stock, units of limited partnership interest of the Operating Partnership redeemable for shares of Common Stock or units under the Company’s Deferred Compensation Plan for Directors equal in value to five times the annual cash retainer paid to directors (currently the total required ownership amount is $325,000). As modified in April 2021, the guidelines provide that, until the required ownership level is achieved, directors must retain 50% (increased to 100% in February 2022) of net-after-tax shares from the exercise or vesting of compensatory awards. Prior to April 2021, in lieu of this retention requirement, the guidelines allowed a grace period of three years following appointment or election to the Board of Directors to come into compliance. As of the most recent compliance measuring date (the Board of Directors meetings corresponding to the most recent annual meeting of stockholders), each of the directors is in compliance and moving towards the goal.

In March 2012, the Board of Directors adopted a retirement policy for directors. Pursuant to this policy, the Company’s Corporate Governance Principles provide that a director may neither stand nor be nominated for re-election to the Board of Directors after attaining the age of 80.

The Board of Directors proactively considers the overall size and composition of the Board of Directors and reviews and monitors management development and succession planning activities. The Chief Executive Officer regularly presents management’s perspective on business objectives and discusses his perspective on the Company’s deep pool of talented employees and succession planning for the Company.

The Board of Directors also has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors, the Chief Executive Officer and executive vice presidents.

In accordance with Rule 10A-3 of the Exchange Act, the Audit Committee provides for employees to contact the Audit Committee in writing or by telephone, on a confidential, anonymous basis, to submit concerns regarding questionable accounting or auditing matters, and the Audit Committee has policies and procedures, subject to the Company’s internal controls, for the retention and treatment of complaints.

MEETINGS OF COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors currently has four standing committees: the Audit Committee; the Compensation Committee; the NESG Committee and the Strategic Review Committee.

AUDIT COMMITTEE
The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Howard S. Stern, as Chair, Tammy K. Jones, Victor B. MacFarlane and Stephanie

Williams. The Board of Directors has determined that each of the members of the Audit Committee is an “independent” director within the meaning of the NYSE independence standards and Rule 10A-3 promulgated by the SEC under the Exchange Act and satisfies applicable financial literacy standards of the NYSE. The Board of Directors has also determined that each of the members of the Audit Committee qualifies as an Audit Committee Financial Expert under applicable SEC rules. The Audit Committee met four (4) times during 2024.

The Audit Committee authorizes and approves the engagement of the Company’s independent registered public accountants, reviews with the Company’s independent registered public accountants the scope and results of the audit engagement, approves or establishes pre-approval policies for all professional audit and permissible non-audit services provided by the Company’s independent registered public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company’s internal control over financial reporting, disclosure controls and procedures and internal audit function. The Audit Committee also assists the Board of Directors in overseeing (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the quarterly evaluation of the performance of the internal audit functions performed by the Company’s internal auditors, (4) the Company’s independent registered public accounting firm’s qualifications and independence, and (5) the performance of the Company’s independent registered public accountants.

COMPENSATION COMMITTEE
The Compensation Committee consists of Frederic Cumenal, as Chair, A. Akiva Katz, Victor B. MacFarlane and Howard S. Stern. The Compensation Committee is responsible for implementing the Company’s compensation philosophies and objectives, establishing remuneration levels for executive officers of the Company and implementing the Company’s incentive programs, including the Company’s stock option and incentive plans. The Board of Directors has determined that each member of the Compensation Committee is an “independent” director within the meaning of the NYSE independence standards, Rule 10C-1 promulgated by the SEC under the Exchange Act, and is a “non-employee” director under Rule 16b-3 under Section 16 of the Exchange Act. The Compensation Committee met four (4) times in 2024 .

Pursuant to its charter, the primary purposes of the Compensation Committee are (i) to assist the Board of Directors in discharging its responsibilities in respect of compensation of the Company’s executive officers; (ii) to discuss with the chief executive officer the compensation of other senior executives; (iii) to review and administer the Company’s compensation and benefit programs, and (iv) to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement or annual report that complies with the rules and regulations of the SEC. In addition, pursuant to its charter, the Compensation Committee is responsible for establishing and reviewing the annual and long term corporate goals and objectives relevant to compensation of the Company’s executive officers in light of performance goals and objectives. The Compensation Committee has sole authority to determine and approve the compensation levels of the executive officers. The Compensation Committee has not delegated, and does not delegate, any of its responsibilities to any other person. The manner in which the Compensation Committee discharges its responsibilities is described under the heading “Compensation Discussion and Analysis” below.

NOMINATING, ENVIRONMENTAL, SOCIAL AND GOVERNANCE COMMITTEE
The Nominating, Environmental, Social and Governance Committee (the "NESG Committee") identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors the slate of directors to be nominated at the Annual Meeting. The NESG Committee considers recommendations for nominees for directorships submitted by stockholders, provided that the NESG Committee will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees, to the Company’s General Counsel following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for the NESG Committee to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the General Counsel by the time period set forth in the Company’s most recent proxy statement for the submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. The General Counsel then delivers any such communications to the Chair of the NESG Committee.

The NESG Committee analyzes, on an annual basis, the skills and attributes of the members of the Board of Directors, and recommends to the Board of Directors appropriate individuals for nomination as members of the Board of Directors. Based on the Company’s strategic plan, the NESG Committee has developed a skills matrix to assist it in considering the appropriate balance of experience, skills and attributes required of a director and to be represented on the Board of Directors as a whole. The skills matrix is periodically reviewed and updated by the NESG Committee.

The NESG Committee evaluates potential nominees to the Board of Directors against the skills matrix. The skills matrix has two sections — a list of core criteria that every member of the Board of Directors should meet and a list of skills and attributes desired to be represented collectively on the Board of Directors. The skills matrix reflects the following core director criteria that should be satisfied by each director or nominee:

•Service on no more than six other public company boards;
•High integrity and ethical standards;

•Standing and reputation in the individual’s field;
•Risk oversight ability with respect to the particular skills of the individual director;
•Understanding of and experience with complex public companies or like organizations; and
•Ability to work collegially and collaboratively with other directors and management.

The skills matrix reflects the following skills and attributes desired to be represented collectively on the Board of Directors as a whole:

•Independence under the Company’s Standards for Director Independence and NYSE listing requirements, subject to waiver based on the NESG Committee’s business judgment;
•Corporate governance expertise;
•Financial expertise;
•Commercial real estate industry expertise;
•Diversity;
•Legal expertise;
•Capital markets expertise;
•Political/land use/environmental policy expertise; and
•Technology/business process expertise.

Although the NESG Committee does not have a formal diversity policy, it endeavors to comprise the Board of Directors and its committees with members having a broad mix of professional and personal backgrounds. Thus, the NESG Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the NESG Committee takes into account how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee’s overall qualifications, the NESG Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to the Board of Directors, the NESG Committee also considers the director’s history of attendance at board and committee meetings, the director’s preparation for and participation in such meetings, and the director’s tenure as a member of the Board of Directors.

The NESG Committee also reviews and provides ongoing support for the Company’s strategy related to environmental, social and governance (“ESG”) matters, including environmental, health, safety, diversity and inclusion, governance, corporate social responsibility, employee relations, human rights, worker safety, natural resource scarcity and sustainability. The NESG Committee oversees the Company’s management of ESG related risks and determines which ESG issues are of strategic significance to the Company.

The NESG Committee currently consists of Nori Gerardo Lietz, as Chair, Tammy Jones, A. Akiva Katz and Stephanie Williams. The Board of Directors has determined that each of the members of the NESG Committee is an “independent” director within the meaning of the NYSE independence standards. The NESG Committee met four (4) times in 2024.

STRATEGIC REVIEW COMMITTEE
On June 12, 2020, the Board of Directors formed the Strategic Review Committee comprised of four directors. The Strategic Review Committee currently consists of A. Akiva Katz, as Chair, Frederic Cumenal, Ronald Dickerman, Tammy K. Jones and Mahbod Nia and met four (4) times during 2024. The Strategic Review Committee is responsible for reviewing the Company’s operations and strategy and assessing alternatives to increase stockholder value.

AVAILABLE INFORMATION
The Board of Directors has adopted written charters for the Audit Committee; the Compensation Committee; the NESG Committee; and the Strategic Review Committee. The Company makes available free of charge on or through its website items related to corporate governance matters, including, among other things, the Company’s Corporate Governance Principles, charters of the various committees of the Board of Directors, the current Corporate Social Responsibility Report, and the Company’s Code of Business Conduct and Ethics applicable to all employees, officers and directors. The Company’s website is https://verisresidential.com/. The Company intends to disclose on its website any amendments to or waivers from its Code of Business Conduct and Ethics as well as any amendments to its Corporate Governance Principles or the charters of the various committees of the Board of Directors. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Veris Residential, Inc., Attn: General Counsel, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.

STOCKHOLDER COMMUNICATIONS
Our Board of Directors casts a wide net for input to inform its decision making. As part of these efforts, the Board of Directors values input from stockholders, who both represent a broad range of views and have a financial interest in the strength of the Company. The Company thus maintains a variety of mechanisms to enable this input and facilitate written communications from our stockholders and other interested parties to the Board of Directors, its committees or its members. All stockholder and other interested party communications must (i) be addressed to the General Counsel of the Company, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City,

New Jersey 07311 or at the General Counsel’s e-mail address at generalcounsel@verisresidential.com; (ii) be in writing either in print or electronic format; (iii) be signed by the stockholder or interested party sending the communication; (iv) indicate whether the communication is intended for a specific director(s), the entire Board of Directors, or the NESG Committee; (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that the Board of Directors and the NESG Committee will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under either SEC Rule 14a-8 of Regulation 14A under the Exchange Act or the advanced notice provisions of our bylaws; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate. See “Submission of Stockholder Proposals.”

Upon receipt of a stockholder communication that is compliant with the requirements identified above, the General Counsel promptly delivers such communication to the appropriate board or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the Chair of the Board of Directors or the Chair of the NESG Committee, as the case may be.

The General Counsel may, in her sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more directors and executive officers of the Company, except that in processing any stockholder communication addressed to non-management directors that expressly requests management not be provided with the communication, the General Counsel may not copy any member of management in forwarding such communication to non-management directors.

CORPORATE GOVERNANCE HIGHLIGHTS
Our Board of Directors is committed to strong corporate governance. Our governance framework is designed to promote the long-term interests of our stockholders and strengthen Board and management accountability.

WHAT WE DO
•Subtitle 8 Opt Out. In 2019, we opted out of the classified board provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law (often referred to as the Maryland Unsolicited Takeovers Act (“MUTA” or “Subtitle 8”)) and are prohibited from opting back into the Subtitle 8 provision allowing the Board to self-classify, without stockholder approval.
•No Poison Pill. No Stockholder Rights Plan in effect.
•Annual Election of Directors. Our Board of Directors consists of a single class of directors who stand for election each year.
•Majority Voting Standard for Directors with Director Resignation Policy. Our bylaws include a majority voting standard for the election of directors. Under our Corporate Governance Principles, any incumbent director who fails to receive the required vote for re-election must tender their resignation for consideration by the NESG Committee.
•Independent Board. Eight of our nine director nominees are independent and all members serving on our Audit, Compensation and NESG Committees are independent.
•Concurrent Stockholder Power to Amend our Bylaws. Our bylaws permit stockholders to propose binding amendments to the bylaws for approval by the stockholders at an annual or special meeting of the stockholders. Amendments to the Company’s bylaws must be submitted in compliance with the Company’s policies and procedures for stockholder communications and are subject to approval by the stockholders by the affirmative vote of a majority of all votes entitled to be cast by the stockholders on the matter.
•Executive Sessions of our Board. An Executive Session of non-management directors is held following each regularly-scheduled quarterly meeting of the Board of Directors.
•Independent Chair. As of June 2020, our Lead Independent Director transitioned to the role of independent Chair, and continues to ensure strong and independent leadership of our Board of Directors by, among other things, presiding at all meetings of our Board of Directors and at Executive Sessions of the non-management directors.
•Board Evaluations. Our NESG Committee oversees annual evaluations of our Board of Directors and its required committees.
•Regular Succession Planning. A high priority is placed on regular and thoughtful succession planning for our senior management.
•Risk Oversight by Full Board and Committees. A principal function of our Board of Directors is to oversee risk assessment and risk management related to our business. Oversight for specific areas of risk exposure is delegated to our Board committees.
•Annual Say-on-Pay. We annually submit “say-on-pay” advisory votes to stockholders for their consideration and vote.
•Social Responsibility. We strive to conduct our business in a socially responsible manner that balances consideration of environmental and social issues with creating long-term value for our Company and our stockholders. Our Corporate Social Responsibility Report is published on our website at www.investors.verisresidential.com/environmental-social-governance.
•Code of Ethics. A robust Code of Business Conduct and Ethics is in place for our directors, officers and employees.

POLICIES RELATING TO THE ELECTION OF DIRECTORS

Elections to the Board of Directors are conducted in accordance with the Company’s Charter, bylaws and the laws of the state of Maryland, which provide that directors are to be elected at a meeting of the Company’s stockholders by a majority of the votes cast in an uncontested election and by a plurality of votes cast in a contested election. Under the Company’s bylaws and Corporate Governance Principles, if in any uncontested election of directors, a director nominee does not receive a majority of votes cast “for” their election, such director nominee must promptly tender their resignation for consideration by the NESG Committee. The NESG Committee will then promptly evaluate all relevant factors relating to the election results, including, but not limited to: (i) the underlying reasons why a majority of affirmative votes was not received (if ascertainable); (ii) the director’s background, experience and qualifications; (iii) the director’s length of service on the Board of Directors and contributions to the Company; and (iv) whether the director’s service on the Board of Directors is consistent with applicable regulatory requirements, listing standards, the Company’s Corporate Governance Principles and the corporate governance guidelines of independent voting advisory services such as Institutional Shareholder Services (“ISS”).

Subject to any applicable legal or regulatory requirements, the NESG Committee will, within ninety (90) days from the date of the stockholder vote, decide whether to accept the tender of resignation, reject the resignation or, if appropriate, conditionally reject the resignation and retain the director in office only if the underlying causes of the votes cast “against” the director can be promptly and completely cured. A full explanation of the NESG Committee’s decision will be promptly publicly disclosed in a periodic or current report filed with the SEC. Any director who tenders their resignation pursuant to this principle and any non-independent director will not participate in the deliberations and decisions made thereunder. In addition, a director must tender their resignation for consideration by the NESG Committee if such director’s principal occupation or business association changes substantially during their tenure as a director.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the Company’s financial accounting and reporting process, selection of critical accounting policies, system of internal controls, internal audit function, and audit process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its charter.

The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process, including its system of internal control over financial reporting. The Company’s independent registered public accountants, PricewaterhouseCoopers LLP, are responsible for expressing opinions on the conformity of the Company’s 2024 audited financial statements to accounting principles generally accepted in the United States of America and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2024. The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for its audits. The Audit Committee met with the Company’s independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

In this context, the Audit Committee hereby reports as follows:

1.The Audit Committee has reviewed and discussed the fiscal 2024 audited financial statements with the Company’s management, including the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;
2.The Audit Committee has discussed with the Company’s independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission (the “SEC”);
3.The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accountants the independent registered public accountants’ independence from management and the Company; and
4.Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s 2024 Annual Report, for filing with the SEC.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein. Each of the members of the Audit Committee is independent as defined under the standards of the NYSE and the SEC, and meets all other requirements of such exchange and of such rules of the SEC.

AUDIT COMMITTEE

Howard S. Stern, Chair
Tammy K. Jones
Victor B. MacFarlane
Stephanie Williams

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis evaluates the compensation policies and programs for our named executive officers as determined under the SEC’s executive compensation disclosure rules for 2024. The following table identifies our “named executive officers” for purposes of this Compensation Discussion and Analysis, including our chief executive officer and each of our executive vice presidents:

NAME	TITLE
Mahbod Nia	Chief Executive Officer
Amanda Lombard	Chief Financial Officer
Jeffrey S. Turkanis	Chief Investment Officer
Anna Malhari	Chief Operating Officer
Taryn D. Fielder	General Counsel and Secretary

The executive compensation program was designed to appropriately incentivize the Company’s leadership and further strengthen alignment between management and our stockholders. With regard to absolute levels of executive compensation and the Company’s named executive officer compensation program, the Compensation Committee periodically reviews relevant information about competitive pay levels and structures but also considers a number of other factors, as described in further detail in this Compensation Discussion and Analysis.

THE COMPANY
The Company is a forward-thinking real estate investment trust (REIT) that primarily owns, operates, acquires and develops premier Class A multifamily properties in the Northeast. Our technology-enabled, vertically integrated operating platform delivers a contemporary living experience aligned with residents' preferences while positively impacting the communities we serve. The Company is guided by an experienced management team and Board of Directors, underpinned by leading corporate governance principles; a best-in-class approach to operations; and an inclusive culture based on meritocratic empowerment.

The Company currently operates 7,621 multifamily units across 22 properties (the “Multifamily Portfolio”), and owns a handful of land parcels. The portfolio has a sector-leading average property age of only nine years and commands some of the highest rents among its public multifamily peer companies.

RECENT DEVELOPMENTS AND STRATEGY
In 2024, the Company completed its strategic transformation to a pure-play multifamily REIT, a process that commenced in 2021 and included selling over $2.5 billion of non strategic assets. Proceeds from the sales were used to repay $1 billion of net debt, de-levering, de-risking and strengthening the balance sheet, and to grow the multifamily portfolio by nearly 2,000 units.

2024 marked another year of improving operational and financial results for the Company as it continued to execute on a three-pronged approach for value creation, focused on ongoing operational outperformance, capital allocation initiatives that deliver earnings accretion and create value, and the further strengthening of the Company's balance sheet.

CORE FFO AND NET DEBT / EBITDA GROWTH

2024 BUSINESS HIGHLIGHTS

COMPLETED TRANSFORMATION TO A PURE-PLAY MULTIFAMILY REIT
•The Company sold over $230 million of non-strategic assets since the beginning of 2024, including its last office asset, Harborside 5.
•The Company utilized the proceeds from its disposition activities to repay, along with proceeds from the new senior secured term loan and revolving credit facility, $526 million of mortgages throughout 2024, leaving no remaining consolidated debt maturities until 2026. All debt is fixed or hedged.
•The Company's annualized quarterly dividend was raised by approximately 60% during 2024 compared to 2023.
•The Company has identified a pipeline of $300 to $500 million of assets, comprising the majority of our land bank and select multifamily properties, to be sold during 2025 and 2026, with proceeds used to fund up to a $100 million share repurchase program and the balance used to repay debt, targeting leverage below 9x Net-Debt-to-EBITDA.

CONTINUED OPERATIONAL OUTPERFORMANCE
•The Company grew its Core FFO per share to $0.60, an increase of 13% compared to last year.
•The 7,621 unit Same Store portfolio, which was 93.9% occupied as of December 31, 2024 achieved a blended net rental growth rate of 4.0% for the year, recording the 14th consecutive quarter of sector leading operational performance.
•The Company achieved Normalized Same Store NOI growth of 7.9% NOI, driven by strong revenue growth and effective expense mitigation measures and further improved NOI margin to 67% from 65% in 2023 and 62% in 2022.

STOCKHOLDER SAY-ON-PAY ADVISORY VOTE
In 2024, we sought a stockholder say-on-pay advisory vote regarding executive compensation, and approximately 96.1% of the votes cast (excluding abstentions) were in favor of our executive compensation. The Compensation Committee viewed this approval rate as being strongly supportive of the Company’s general approach to executive compensation. The Compensation Committee believes its compensation actions in 2024 aligned the Company’s executive compensation plans with stockholder expectations. We most recently sought a stockholder advisory vote regarding the frequency of the say-on-pay advisory vote in 2023 with stockholders continuing to support one year as the frequency for holding future advisory votes on the compensation of the Company’s named executive officers. We currently intend to continue to seek an annual stockholder say-on-pay advisory vote regarding executive compensation and to consider stockholder feedback on our compensation program when making future compensation decisions. In 2024, we continued our stockholder outreach program under which we provide opportunities for our investors to provide their perspectives on our executive compensation.

2024 COMPENSATION PROGRAM OVERVIEW
The key objectives of our executive compensation program remain unchanged:
•Attracting, motivating and retaining key talent;
•Tying compensation to the achievement of key short and long-term objectives, including specific strategic performance goals and individual performance in the case of the annual cash incentive program and absolute and relative TSR in the case of the long-term incentive program; and
•Aligning management’s interests with those of stockholders.

FACTORS GUIDING DECISIONS
•Pay for performance whereby a substantial portion of pay is variable and directly linked to Company and individual performance against pre-established short and long-term objectives;
•Stockholder feedback;
•General market pay and governance practices to ensure total compensation is competitive; and
•Mitigating compensation risk.

2024 COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS
•Total compensation opportunities targeted at levels that are generally comparable to target total compensation levels for similarly-situated executives of the Peer Group REITs (as defined below in this Compensation Discussion and Analysis under the heading “Process for Determining Compensation”);
•An annual cash incentive plan with seventy percent (70%) of the target award based on measurable Company goals and thirty percent (30%) based on individual performance as determined by the Compensation Committee (and ratified by the Board); and
•A long-term incentive plan consisting of stock awards granted under our equity incentive plan, with (i) fifty percent (50%) of the target award granted in the form of service-vesting stock units (“RSUs”) vesting ratably over three years with an outperformance plan modifier (with a three-year cliff vest) based on the achievement of superior results for Adjusted FFO1 per share that could result in up to 200% of the target RSUs bein
(1)    Adjusted FFO is defined as funds from operations (FFO) less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net and (iii) other non-cash income, plus (iv) other non-cash charges, and subject to adjustment for items that may distort the comparative measurement of the Company’s performance over time. For a reconciliation of FFO to net income, see Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Funds From Operations, beginning on page 33 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

g earned ("OPRSUs"), and (ii) fifty percent (50%) of the target award granted in the form of performance-vesting stock units (“PSUs”) vesting over a three-year performance period based 50% on absolute TSR hurdles and 50% based on relative TSR hurdles.

The Compensation Committee believes that the Company’s overall executive compensation program incorporates many compensation elements that are considered best practices, including:
•The Company’s equity compensation plan prohibits the repricing of underwater options and does not contain any evergreen features;
•No equity compensation agreements or awards for any executive officers provide for tax gross-up payments;
•Executive perquisites are limited to vehicle allowances in de minimis amounts;
•Our annual cash incentive program generally does not provide minimum or guaranteed bonus amounts;
•All severance arrangements with the named executive officers pursuant to their respective employment or equity award agreements, as applicable, provide reasonable severance benefits, and require a double-trigger for payouts of severance and acceleration of equity in the event of a change of control;
•Employees, officers and directors are prohibited from engaging in any margin, hedging, or pledging activities in respect of the Company’s securities;
•Executives, including the named executive officers, are subject to stock ownership guidelines that require them to accumulate and hold Company shares valued at a multiple of base salary (5x salary for our CEO and 2x salary for EVPs). Until the required ownership level is achieved, executives must retain 100% of net-after-tax shares from the exercise of stock options or vesting of time-based or performance-based shares or LTIP units; and
•Our clawback policies enable the Board to require certain current and former executives to repay incentive compensation if there is a restatement of our financial results in certain circumstances.

COMPENSATION CONSULTANT
ROLE OF THE COMPENSATION CONSULTANT
In 2024, the Compensation Committee again retained FW Cook as its independent compensation consultant (the “Compensation Consultant”) to assist with structuring the Company’s various compensation programs and determining appropriate levels of salary, annual cash incentive plan and other compensatory awards payable to the Company’s executive officers and key employees. In 2024, FW Cook assisted on all relevant matters, including assisting with respect to: (i) assessing the Company’s and management’s performance relative to the Peer Group REITs; (ii) evaluating market-competitive ranges for salaries, annual cash incentive and long-term incentive compensation opportunities; (iii) providing guidance on compensation and governance practices relative to ISS and Glass Lewis policy guidelines; and (iv) structuring annual and long-term incentive compensation plans for management. In addition, FW Cook consulted with the Compensation Committee on non-employee director compensation.

DETERMINATION OF COMPENSATION CONSULTANT’S OBJECTIVITY
FW Cook was engaged by the Compensation Committee to act as an independent outside consultant to the Compensation Committee. The Compensation Committee closely examines the safeguards and steps that FW Cook takes to ensure that its executive compensation consulting services are objective. The Compensation Committee takes into consideration that:

•The Compensation Committee hired and has the authority to terminate the engagement of its consultants for executive compensation related services;
•The Compensation Consultant is engaged by and reports directly to the Compensation Committee for all executive compensation services; and
•The Compensation Consultant has direct access to members of the Compensation Committee during and between meetings.

In 2024, FW Cook did not perform, directly or indirectly through an affiliate, any services for the Company other than services provided for the Compensation Committee. Based on a consideration of factors deemed relevant to the Compensation Committee regarding FW Cook, including without limitation the independence factors specified in Section 303A.05 of the NYSE Listed Company Manual, including the nature of the services provided, the amount of the compensation consultant’s fees, its policies and procedures to prevent conflicts of interest, its business or personal relationships with our directors and executive officers, and its stock ownership in us, the Compensation Committee concluded that FW Cook is independent and that the work that it performs for the Compensation Committee has not raised any conflict of interest.

PROCESS FOR DETERMINING COMPENSATION
As input into the process of setting pay opportunities for 2024, the Compensation Committee considered a competitive analysis of pay levels and program design practices used by a peer group consisting of the following thirteen REITs (collectively, the “Peer Group REITs”):

American Assets Trust, Inc.	Elme Communities
Apartment Income REIT Corp.	Empire State Realty Trust, Inc.
Apartment Investment and Management Company	Essex Property Trust, Inc.
Armada Hoffler Properties, Inc.	Independence Realty Trust, Inc.
Brandywine Realty Trust	JBG SMITH Properties
Camden Property Trust	UDR, Inc.
Centerspace

The Compensation Committee used this analysis to evaluate the competitiveness of base salary, target annual cash incentives, equity awards and target total compensation opportunities for the named executive officers, including the assessment of individual components of compensation. The Compensation Committee did not target a specific percentile of the Peer Group REITs for any compensation determinations but used the compensation data from the Peer Group REITs as a factor in determining the appropriateness of compensation amounts generally.

The Compensation Committee, with assistance from the Compensation Consultant, and based upon the recommendations of the Chief Executive Officer with respect to the other named executive officers, determines (and the Board ratifies) the appropriate combination of cash and equity-based compensation to pay to the Company’s executives and establishes (and the Board ratifies) performance metrics for annual cash incentive plan awards in consideration of its primary objectives with respect to executive compensation. In determining the appropriate amounts and mix of such compensation, the Compensation Committee considers the Compensation Consultant’s competitive analyses of the Company’s overall compensation arrangements. The Chief Executive Officer is responsible for the strategic direction and long-term planning for the Company and oversees the day-to-day performance of the other named executive officers. As such, the Compensation Committee believes that the input of the Chief Executive Officer is necessary information for it to evaluate the performance of the other named executive officers and make recommendations for their compensation packages.

The Compensation Committee evaluated the 2024 performance of the Company’s named executive officers relative to the 2024 performance metrics for the annual cash incentive plan awards in the first quarter of 2025, after all information relative to the 2024 performance metrics for the annual cash incentive plan awards had been determined. Based on this evaluation, the Compensation Committee, with assistance from the Compensation Consultant, determined (and the Board ratified) each executive’s earned annual cash award for performance in 2024, which was paid in the first quarter of 2025.

COMPONENTS OF COMPENSATION IN 2024
For 2024, the Company’s core executive compensation program consisted of the following elements: (1) annual base salary; (2) annual cash incentive plan award; and (3) awards of service-based and performance-based stock units.

As reflected in the following charts that cover 2024 compensation, this approach results in a significant amount of our named executive officers’ compensation being “at-risk” and subject to financial, operational and/or stockholder return performance goals:

TARGET PAY MIX - CEO	TARGET PAY MIX - AVG. OTHER NEOS

Pay at Risk 88%	Pay at Risk 73%

BASE SALARIES
Base salaries are the fixed component of total compensation and are established at levels the Compensation Committee deems appropriate for the function each executive officer performs (subject to ratification by the Board). Base salaries are reviewed annually with assistance from the Compensation Consultant and may be adjusted upward by the Compensation Committee from time to time (subject to ratification by the Board). The table below sets forth the annual base salaries for the named executive officers in 2024:

EXECUTIVE OFFICER	2024 BASE SALARY	2023 BASE SALARY
Mahbod Nia	$800,000	$800,000
Amanda Lombard	400,000	400,000
Jeffrey S. Turkanis	400,000	400,000
Anna Malhari	400,000	400,000
Taryn D. Fielder	400,000	400,000

ANNUAL CASH INCENTIVE PLAN COMPENSATION
The Company’s policy of awarding annual cash incentive plan awards is designed to specifically relate executive pay to Company and individual performance and to provide financial rewards for the achievement of Company objectives aligned with our business strategy.

In March 2024, the Compensation Committee approved (and the Board ratified) an annual cash incentive plan for the named executive officers for 2024, which was designed to directly support the Company’s short-term goals.

2024 ANNUAL CASH INCENTIVE AWARD OPPORTUNITY LEVELS
For 2024, the Compensation Committee established (and the Board ratified) annual cash incentive award opportunities for each named executive officer as a percentage of base salary as set forth in the table below.

EXECUTIVE	THRESHOLD	TARGET	MAXIMUM
Mahbod Nia	75%	150%	300%
Amanda Lombard	50%	100%	150%
Jeffrey S. Turkanis	50%	100%	150%
Anna Malhari	50%	100%	150%
Taryn D. Fielder	50%	100%	150%

2024 ANNUAL CASH INCENTIVE PERFORMANCE METRICS
The determination of 2024 annual cash incentive plan awards for the named executive officers was based on the achievement of certain performance measures approved by the Compensation Committee (and ratified by the Board) as described below. The objectives described below were designed to reward the achievement of significant corporate goals including NOI growth; Core FFO; the disposition of non-strategic assets; reductions in debt; and the attainment of ESG and cybersecurity goals.

METRIC	WEIGHT	THRESHOLD	TARGET	MAXIMUM	ACTUAL RESULT	OUTCOME
Residential Same Store NOI	15%	4.5%	5.5%	7.0%	6.9%	Between Target and Maximum
Core FFO (per Share)(1)	15%	$0.52	$0.54	$0.58	$0.60	Maximum
Asset Sales(2)	10%	$65M	$85M	$115M	$82.3M	Between Threshold and Target
Debt Repayment	10%	$50M	$100M	$150M	$181.7M	Maximum
ESG & Cybersecurity(3)	5%	1 out of 3	2 out of 3	3 out of 3	3	Maximum
Company Goals	15%	7 out of 12	9 out of 12	11 out of 12	11	Maximum
Individual Performance	30%	1	3	5	See Footnote (3)

(1)    Core FFO to be calculated as presented in the Company’s filings, with an adjustment to annualize the impact of acquisitions, if any
(2) Excludes sales counted in previous years bonus targets, including Harborside 5, 107 Morgan, Met Lofts, and 2/3 Campus. Includes sales of joint venture interests. If an asset is under binding contract with a nonrefundable deposit, this should be counted as a sale. Based upon gross sales price
(3) Discretionary scores are as follows: Nia - 4.5; Malhari - 4.5; Lombard - 4; Turkanis - 3; Fielder - 3

The pages that follow describe the above-referenced Company Goals/Tasks that were approved by the Compensation Committee (and ratified by the Board), including the reasons these objectives were selected; the rationale for the designated hurdles; and the results achieved and the corresponding payouts earned. Thereafter, we disclose the Compensation Committee’s considerations relating to the individual performance of each of the Company’s NEOs as of December 31, 2024.

OBJECTIVE 1: SAME STORE NOI
WHY WAS THIS MEASURE CHOSEN?
Operating residential properties are the fundamental contributor to net cash flows generated by the Company. Therefore, the Compensation Committee included an objective to incentivize the management team to maximize same-store net operating income during 2024.

Same Store NOI is used to measure the net operating income of properties that were owned by us during both the current period and prior reporting periods. The NOI levels of our properties directly impact Company performance and shareholder returns.

WHAT WAS THE TARGET AND CONSIDERATIONS IN ESTABLISHING THE TARGET?
In establishing the Target for the 2023 Same Store NOI metric, the Compensation Committee considered, among other things, the Company's 2023 operating budget and forecasts, historical operating trends and macroeconomic factors.

Based on, among other factors, the items considered above, the Compensation Committee established (and the Board ratified) a Target for 2024 of 5.5% Same Store NOI growth, with a range of 4.5% (Threshold) to 7.0% (Maximum).

WHAT WERE THE ACTUAL RESULTS?
We achieved Same Store NOI in 2023 of 6.9%, between the Target and Maximum goals.

OBJECTIVE 2: CORE FFO
WHY WAS THIS MEASURE CHOSEN?
Core FFO is the financial metric that the Company utilizes to evaluate the Company's overall performance and is similar to metrics utilized within the REIT sector and our peer group as a measure of performance.

WHAT WAS THE TARGET AND CONSIDERATIONS IN ESTABLISHING THE TARGET?
In establishing the Target for the 2024 Core FFO metric, the Compensation Committee reviewed the Company’s business plan and macroeconomics factors as well as considering the potential impact the Company's planned dispositions would have to expected earnings as well as the amount and timing of cash proceeds available from sales to repay indebtedness.

Based on, among other factors, the items considered above, the Compensation Committee established (and the Board ratified) a Target for 2024 for Core FFO of $0.54 per share, reflecting growth over prior year's actual results, with a range of $0.52 per share (Threshold) to $0.58 per share (Maximum).

WHAT WERE THE ACTUAL RESULTS?
Core FFO was $0.60 per share, exceeding the Maximum goal.

OBJECTIVE 3: ASSET SALES
WHY WAS THIS MEASURE CHOSEN?
In connection with the Company’s continued efforts to reduce the amount of its equity allocated to its land, the Board announced that the disposition of a portion of the Company’s land bank and other non-strategic assets would be a focus in 2024.

WHAT WAS THE TARGET AND CONSIDERATIONS IN ESTABLISHING THE TARGET?
In establishing the Target for the 2024 Asset Sales metric, the Compensation Committee reviewed the Company’s business plan and considered, among other things, the following:
•The need for sales proceeds in order to meet near-term financial obligations.
•The Company’s stated goal to sell off non-strategic assets as part of its transformation to a pure-play multifamily REIT.
•The relative size of its land bank and development pipeline as compared to its peers.

Based on, among other factors, the items considered above, the Compensation Committee established (and the Board ratified) a Target for 2023 of $85 million of Asset Sales, with a range of $65 million (Threshold) to $115 million (Maximum).

WHAT WERE THE ACTUAL RESULTS?
We sold $82.3 million of non-strategic assets in 2023, which was between the Threshold and Target goal.

OBJECTIVE 4: DEBT REPAYMENT
WHY WAS THIS MEASURE CHOSEN?
Since commencing the transformation to a pure play multifamily REIT, the Company has also been focused on repaying debt and reducing its leverage over time. In 2024, the Company had $526 million in mortgages maturing or resetting to an above market interest rate, and the Company believed that repaying some or a portion of those mortgages with debt would procure more advantageous financing terms.

WHAT WAS THE TARGET AND CONSIDERATIONS IN ESTABLISHING THE TARGET?
In establishing the Target for the 2024 Debt Repayment, the Compensation Committee reviewed the Company's sources and uses of cash flow including free cash flow and planned dispositions as well as the current state of the debt capital markets and macroeconomic factors, the Compensation Committee established (and the Board ratified) a Target for 2024 of $100 million of Debt Repayment, with a range of $50 million (Threshold) to $150 million (Maximum).

WHAT WERE THE ACTUAL RESULTS?
The Company's 2024 Debt Repayment was $181.7 million, exceeding the Maximum goals.

OBJECTIVE 5: ESG & CYBERSECURITY
WHY WAS THIS MEASURE CHOSEN?
Responsibility and leadership in ESG and Cybersecurity matters are not only core values of our Company, but also of importance to our investors and the communities in which we operate. Improving upon our ESG performance helps us retain employees, manage operating costs, attract premium tenants and enhance portfolio value. The ESG objectives were aligned with the sustainability metrics provided in our senior secured term loan and revolving credit facility which provide for a reduction in the applicable interest rate. Similarly, improving our cybersecurity environment, protects our residents, employees and corporate information.

The Compensation Committee identified (and the Board ratified) 2-ESG-related and 1-cybersecurity objectives. Achievement of 2 of the 3 objectives equated to Target performance, with a range of 1 of 3 equating to Threshold, and 3 of 3 equating to Maximum performance. The table below lists each objective and the Company’s final achievement relative to each.

OBJECTIVE	GOAL ACHIEVED?
72% of the consolidated portfolio (by unit) to be Green Certified (LEED, Energy Star > 85 or other)	✓
13% reduction in the same store downstream lease asset emissions	✓
Cybersecurity rating under the NIST framework of above 2	✓

WHAT WERE THE ACTUAL RESULTS?
We achieved 3 of the 3 ESG & Cybersecurity objectives in 2024, resulting in Maximum performance.

OBJECTIVE 6: INDIVIDUAL PERFORMANCE ASSESSMENT
The Compensation Committee further determined (and the Board ratified) that achievement of each Mr. Nia's individual performance objectives were to be scored at a level of "4.5". Mr. Nia recommended to the Compensation Committee and the Compensation Committee determined (and the Board ratified) the achievement of each of the other executive officers as follows: Ms. Lombard - 4; Mr. Turkanis - 3; Ms. Malhari - 4.5; and Ms. Fielder - 3. In so determining, the Compensation Committee considered how each individual executive performed and contributed to the Company’s go-forward strategy, as evidenced by the following achievements in fiscal 2024 (in addition to the objectives outlined above):

•Secured a new $500 million three-plus-one-year term revolving credit facility and term loan package
•Applied proceeds from closed asset sales and new facilities to address all consolidated debt maturities through the end of 2025
•Completed sale of Harborside 5, the Company's last office asset, concluding the transformation to a pure-play multifamily REIT
•Implemented additional AI applications including resident communication, maintenance and delinquency tools
•Conducted successful property insurance renewal resulting in a premium reduction without altering the policy parameters
•Exhibited continued leadership in sustainability resulting in recognition by GRESB's Regional Listed Sector Leader designation as well as achievement of the highest ISS ESG Corporate Score of real estate companies in the United States
•Completion of the dissolution of the legacy Rockpoint joint venture and simplification of the internal cost structure

ACHIEVEMENT OF 2024 INDIVIDUAL PERFORMANCE MEASURES
In the case of the individual objectives (30% weighting) portion of the 2024 Annual Cash Incentive Performance Awards, the Compensation Committee reviewed and determined the performance of each NEO with Mr. Nia providing his evaluation of performance and recommended assessment for each of the other executives.

MR. NIA
With respect to the Compensation Committee's determination of the CEO's performance, the following factors were considered: delivering another year of sector-leading operational performance resulting in strong same store NOI growth and further improvement in the portfolio's operating margin; Core FFO growth of 13% for 2024, representing a 36% growth compared to 2022; the successful completion of $223 million of non-strategic sales, including fully exiting the office segment and further rationalizing the Company's land bank and strengthening of the Company's balance sheet through securing a new $500 million credit facility and term loan package while reducing indebtedness. The Compensation Committee also acknowledged the CEO's continued leadership in innovation and continued platform enhancements, including implementation of AI-enabled tools across multiple departments.

With respect to the evaluation of the performance of the other executives, the Compensation Committee considered the achievements detailed above, as well as the individual accomplishments of each executive officer as follows:

MR. TURKANIS
Mr. Turkanis executed over $220M of non-strategic dispositions in 2024 across six transactions, including the disposition of the last office asset owned by the Company. Under his leadership, the Company has completed more than $1.5 billion of strategic asset sales since joining the company three years ago. Mr. Turkanis also led the Company’s pre-development initiatives to extract and create value within its land bank. In 2024, the Company obtained site plan approvals for two lands sites encompassing approximately 1,000 units.

MS. FIELDER

Ms. Fielder was credited with providing strategic advice and legal support for the Company's transactional, financial and operational activities. She was recognized for her oversight of the Company's risk management profile, corporate governance responsibilities and regulatory compliance matters. Ms. Fielder was credited with successful administration of the Company's litigation matters; development and implementation of the Company's new compensation plan for non-executive employees; and continued elevation of the Company's corporate governance program. Ms. Fielder and her team also provided legal guidance in the negotiation of investment and finance transactions, execution of the Company's ambitious capital plan; and operation of the Company's assets.

MS. LOMBARD
Ms. Lombard secured the Company's new $500 million three-plus-one-year term revolving credit facility and term loan package which the Company utilized to refinance $526 million of mortgages along with cash on hand, increasing the Company's operational flexibility and liquidity and reducing outstanding debt by $180 million. Ms. Lombard and her team also led the interest rate hedging efforts this year, effectively limiting the Company's exposure to interest rate increases, resulting in virtually all of our debt hedged or fixed. In addition, Ms. Lombard and her team have also completed the implementation of an accounting and financial reporting software tool which has enabled the Company to automate a significant portion of the monthly and quarterly close processes. Finally, Ms. Lombard also led her team through the wind up of the legacy Rockpoint joint venture and simplification of the internal cost structure.

MS. MALHARI
Ms. Malhari's leadership was recognized for driving continued operational outperformance at the Company. Under her guidance, the Company achieved same-store net operating income growth of 6.9% and 150 basis points improvement in operating margin during 2024, reflecting strong revenue growth and ongoing focus on AI and technology-led initiatives, expense management and process improvements. Additionally, Ms. Malhari and her team completed the first phase of a $30 million value-add project at Liberty Towers in Jersey City, which is projected to deliver a compelling return on investment and meaningful earnings enhancement. Furthermore, the Company strengthened its cybersecurity posture through policy implementations and IT infrastructure enhancements, resulting in an improved NIST cybersecurity rating. Finally, Ms. Malhari maintained the Company's position as an industry leader in sustainability, earning GRESB's Regional Listed Sector Leader designation and achieving the highest ISS ESG Corporate Score among real estate companies in the United States.

The final determinations of the Compensation Committee (as ratified by the Board) with respect to individual performance are reflected in the actual payout amounts for 2023 See “Compensation Discussion and Analysis — Components of Compensation in 2024 — Annual Cash Incentive Plan Compensation — 2024 Annual Cash Incentive Payment Amounts.”

2024 ANNUAL CASH INCENTIVE PAYMENT AMOUNTS
Accordingly, the total 2024 cash payouts for the named executive officers under the 2024 cash incentive plan were as follows:

NAMED EXECUTIVE OFFICER	2024 BONUS
Mahbod Nia	$2,169,750
Amanda Lombard	545,250
Jeffrey S. Turkanis	515,250
Anna Malhari	560,250
Taryn D. Fielder	515,250

LONG-TERM INCENTIVE COMPENSATION
The Compensation Committee, together with the Compensation Consultant, has designed the long-term incentives (“LTI”) for the named executive officers to be strongly tied to objective, quantifiable long-term performance metrics in line with current trends and recognized corporate governance “best practices.” Historically, the Company utilized long-term incentive compensation in the form of service-based and performance-based equity awards to focus executives on the long-term performance of the Company, to retain key executives, to align their interests with those of our stockholders, and to promote the success and enhance the value of the Company.

For 2024, the Compensation Committee retained (and the Board ratified) its practice of granting awards with a mix of service-based and performance-based vesting requirements, all as more fully described below and in amounts contained within the Grant of Plan-Based Awards Table. All of the 2024 LTI awards were in the form of restricted stock units and were made under the stockholder-approved 2013 Incentive Stock Plan (as amended and restated and approved by stockholders at the 2021 annual meeting, the “2013 Plan”) and related forms of award agreements.

On April 22, 2024, the Board of Directors of the Company adopted, and stockholders approved at the 2024 annual meeting, the Veris Residential, Inc. 2024 Incentive Stock Plan (the "2024 Plan"). The 2024 Plan gives the Company the ability to grant stock options, performance shares, performance share units, stock appreciation rights (“SARs”), restricted stock, unrestricted stock, restricted stock units and phantom stock units, including long term incentive plan units (“LTIP Units”) of limited partnership interests in Veris Residential, L.P. (collectively, “Awards”) to key employees, consultants, advisors and non-employee members of the Board of Directors of the Company and its subsidiaries. Upon approval of the 2024 Plan, the 2013 Plan was terminated and no new Awards were made under the 2013 Plan.

SERVICE-VESTING STOCK UNITS (RSUS)
The RSUs granted to the named executive officers in 2024 vest ratably over a three-year service period, generally subject to continued employment. The RSUs incorporate an additional Operational Outperformance Modifier (subject generally to continued service through the three-year 2024-2026 performance period) which can result in an award of up to 200% of the target number of RSUs, based on the achievement of superior results for 2025 AFFO attainment ranging from $0.90 per share (at which level no additional award is earned) up to or exceeding $1.00 per share (at which level the award is earned at 200%), with linear interpolation between those threshold and maximum amounts. At the time these RSUs were granted, the achievement of the outperformance AFFO goals was not probable. This outperformance modifier is designed to incentivize exceptional operational execution of the Company’s strategies.

PERFORMANCE-VESTING STOCK UNITS (PSUs)
The 2024 PSUs are designed to align executive and stockholder interests by tying executive performance to relative and absolute stock performance of the Company over a three-year performance period from March 12, 2024 through March 11, 2027. Recipients will earn the maximum awards only if, over the three-year performance period, the Company achieves a thirty percent (30%) absolute TSR and if the Company’s TSR is in at least the 75th percentile of performance as compared to a peer group of nineteen REITs (the “TSR Peer Group”). For the 2024 PSU program, the Compensation Committee selected the following companies as the TSR Peer Group: American Assets Trust, Inc.; Apartment Income REIT Corp.; Apartment Investment and Management Company; Armada Hoffler Properties, Inc.; AvalonBay Communities, Inc.; Brandywine Realty Trust; BRT Apartments Corp.; Camden Property Trust; Centerspace; Clipper Realty Inc.; Elme Communities; Empire State Realty Trust, Inc.; Equity Residential; Essex Property Trust, Inc.; Independence Realty Trust, Inc.; JBG SMITH Properties; Mid-America Apartment Communities, Inc.; NexPoint Residential Trust, Inc.; and UDR, Inc.

Under the PSU program, the named executive officers have the opportunity to vest in the PSUs, which ultimately will be settled in shares of Common Stock, according to the following schedule, with linear interpolation for performance between the specified levels:

	ABSOLUTE TSR (50% OF TOTAL 2024 PSUS)		RELATIVE TSR (50% OF TOTAL 2024 PSUS)
	3-YEAR ABSOLUTE TSR	PAYOUT AS % OF TARGET PSUS	3-YEAR RELATIVE TSR PERCENTILE RANK	PAYOUT AS % OF TARGET PSUS
< Threshold	<10%	0%	<35th Percentile	0%
Threshold	10%	40%	35th Percentile	40%
Target	20%	100%	55th Percentile	100%
Maximum	>=30%	160%	>=75th Percentile	160%

The threshold, target and maximum TSR metrics were designed to promote value creation over a long-term period and reward management for absolute and relative TSR performance. The Compensation Committee determined that an equal emphasis on absolute and relative TSR was appropriate to reflect a balance between shareholder return and relative performance, especially in light of macroeconomic uncertainty.

The three-year performance period of the PSUs granted in 2022 ended on March 10, 2025. The Company determined that the absolute TSR component of the award (75% of the award value) was below the threshold level and did not vest and that 160% of the relative TSR component of the award (25% of the award value) vested based on ranking at the 77.3rd percentile, performance above the maximum level. In addition, the Company determined on March 10, 2025 that the outperformance modifier attached to the RSUs granted in 2022 had vested and increased the original award value to 200% based on actual AFFO. In calculating the relative TSR component of the PSUs granted in 2022, Apartment Income REIT Corp. was removed from the Peer Group following its acquisition and privatization by Blackstone Real Estate Partners X in June 2024.

CHIEF EXECUTIVE OFFICER EMPLOYMENT AGREEMENT AND COMPENSATION ARRANGEMENTS
On March 18, 2024, the Company and Mack-Cali UK Ltd. (now Veris Residential UK, Ltd.), a wholly owned subsidiary of the Operating Partnership, entered into an amended and restated employment agreement with Mr. Nia (the "CEO Employment Agreement") as the Company's Chief Executive Officer that provides as follows:

•A term of one year, commencing on March 8, 2024, subject to automatic annual renewals thereafter unless earlier terminated;
•An annual base salary of $800,000, subject to potential merit increases (but not decreases) each year;
•A target annual bonus opportunity of 150% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 200% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee; and
•Each calendar year while Mr. Nia is employed, Mr. Nia is eligible for an annual equity award under the Company’s then-current equity incentive plan with a target annual aggregate grant date fair value of $4,400,000. One-half of each annual equity award will vest subject to time-based vesting conditions, and the remaining one-half of each annual equity award will vest subject to performance-based vesting conditions.
•In addition to standard employee benefits (including health coverage for Mr. Nia and his dependents in the U.S. and the U.K., not to exceed a cost to the Company of $25,000 per year), Mr. Nia will receive up to $30,000 per year in tax compliance assistance, and, in the event that Mr. Nia relocates his principal residence to the Jersey City, New Jersey metropolitan area, a relocation allowance of $700,000.
•Upon a termination on account of death or disability, Mr. Nia, or his beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date, a prorated target bonus for the year of termination and up to 12 months of continued medical coverage for Mr. Nia and his dependents. Outstanding equity awards will be treated in accordance with their terms.
•Upon a termination without “cause” (as defined in the CEO Employment Agreement) or by Mr. Nia for “good reason” (as defined in the CEO Employment Agreement), subject to execution of a release of claims, Mr. Nia will be entitled to (i) cash severance equal to two times (the “CEO Multiplier”) the sum of his base salary and average annual bonus paid over the three calendar years prior to the date of termination, paid in equal installments over a 2-year period following the date of his termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the CEO Employment Agreement) and ending 1 year following a “change in control,” the CEO Multiplier will increase to three times and the cash severance will be paid in a lump sum; (ii) up to 18 months of continued medical coverage for Mr. Nia and his dependents; (iii) accelerated vesting of any then-outstanding portion of time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Mr. Nia remained employed during the applicable performance period and actual performance over the applicable performance period.
•Under the CEO Employment Agreement, Mr. Nia will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during his employment and for one year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

CHIEF OPERATING OFFICER EMPLOYMENT AGREEMENT AND COMPENSATION ARRANGEMENTS
On June 9, 2021, the Company and Mack-Cali UK Ltd. (now Veris Residential UK, Ltd.), a wholly owned subsidiary of the Operating Partnership, entered into an amended and restated employment agreement with Ms. Malhari (the “COO Employment Agreement”) as the Company’s Executive Vice President and Chief Operating Officer that provides as follows:
•An initial term commencing on June 9, 2021 and ended on December 31, 2023, automatically renewed for an annual term ending December 31, 2024, and subject to automatic annual renewals thereafter unless earlier terminated;
•An annual base salary of $300,000, subject to potential merit increases (but not decreases) each year;
•A target annual bonus opportunity of 100% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 150% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee; and
•Each calendar year while Ms. Malhari is employed, Ms. Malhari is eligible for an annual equity award under the Company’s then-current equity incentive plan as determined by the Board or the Compensation Committee in its sole discretion under such plans and programs as may be in effect for other senior-level executives at the time of grant.
•A one-time sign-on bonus of $100,000, conditioned on repayment in full if Ms. Malhari resigned without “good reason” (as defined in the COO Employment Agreement) or was terminated for “cause” (as defined in the COO Employment Agreement) within one year of June 9, 2021.
•In addition to standard employee benefits (including health coverage for Ms. Malhari and her dependents in the U.S. and the U.K., not to exceed a cost to the Company of $25,000 per year), Ms. Malhari will receive reasonable tax compliance assistance, and, in the event that Ms. Malhari relocates her principal residence to the Jersey City, New Jersey metropolitan area, reimbursement for relocation costs up to $50,000 in the aggregate. In 2022, Ms. Malhari relocated her principal residence to the Jersey City, New Jersey metropolitan area and in January 2023 was reimbursed $22,715 for relocation related expenses.
•Upon a termination on account of death or disability, Ms. Malhari, or her beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date and a prorated target bonus for the year of termination. Other outstanding equity awards will be treated in accordance with their terms.
•Upon a termination without “cause” (as defined in the COO Employment Agreement) or by Ms. Malhari for “good reason” (as defined in the COO Employment Agreement), subject to execution of a release of claims,

Ms. Malhari will be entitled to (i) cash severance equal to 1.5 times (the “COO Multiplier”) the sum of her base salary and target bonus, paid as soon as practicable following the date of her termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the COO Employment Agreement) and ending 1 year following a “change in control,” the COO Multiplier will increase to two times; (ii) up to 18 months of continued medical coverage for Ms. Malhari and her dependents; (iii) accelerated vesting of any then-outstanding portion of any time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Ms. Malhari remained employed during the applicable performance period and actual performance over the applicable performance period.
•Under the COO Employment Agreement, Ms. Malhari will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during her employment and for one year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

CHIEF INVESTMENT OFFICER EMPLOYMENT AGREEMENT AND COMPENSATION ARRANGEMENTS
On March 23, 2022 (the CIO Effective Date”), the Company entered into an employment agreement with Mr. Turkanis (the “CIO Employment Agreement”) as the Company’s Executive Vice President and Chief Investment Officer that provides as follows:
•An initial term commencing on April 4, 2022 and ending on December 31, 2024, subject to automatic annual renewals thereafter unless earlier terminated;
•An annual base salary of $400,000, subject to potential merit increases (but not decreases) each year;
•A target annual bonus opportunity of 100% of base salary (the “CIO Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 150% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee. The CIO Employment Agreement provided that the annual bonus for Mr. Turkanis for 2022 would be computed such that Mr. Turkanis was deemed to have commenced employment on January 1, 2022, and would be no less than $400,000; and
•Each calendar year while Mr. Turkanis is employed, Mr. Turkanis is eligible for an annual equity award under the Company’s then-current equity incentive plan as determined by the Board or the Compensation Committee in its sole discretion under such plans and programs as may be in effect for other senior-level executives at the time of grant. The CIO Employment Agreement provided that the annual equity award granted to Mr. Turkanis for 2022 would have a target value equal to $500,000 and would be made as soon as practicable following the CIO Effective Date and no later than April 30, 2022.
•A one-time sign-on bonus of $275,000, conditioned on repayment in full if Mr. Turkanis resigned without “good reason” (as defined in the CIO Employment Agreement) or was terminated for “cause” (as defined in the CIO Employment Agreement) within one year of the CIO Effective Date;
•A one-time grant of restricted stock units with a target value equal to $425,000 which vests 50% on the first anniversary of the grant date and 25% on each of the next two anniversaries of the grant date, subject to Mr. Turkanis’ continued employment;
•A one-time grant of 250,000 stock options to purchase the Company's Common Stock at an exercise price of $16.33 per share. These options have a six-year term and vest and become exercisable in three substantially equal installments on each of the first three anniversaries following the date of grant (the "CIO Sign-On Option Award"). The CIO Sign-On Option Award vested and became exercisable in substantially equal installments on each of April 18, 2023, April 18, 2024 and April 18, 2025;
•Upon a termination on account of death or disability, Mr. Turkanis, or his beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date and a prorated target bonus for the year of termination. Other outstanding equity awards will be treated in accordance with their terms.
•Upon a termination without cause (as defined in the CIO Employment Agreement) or by Mr. Turkanis for “good reason” (as defined in the CIO Employment Agreement), subject to execution of a release of claims, Mr. Turkanis will be entitled to (i) cash severance equal to 1.5 times (the “CIO Multiplier”) the sum of his base salary and target bonus, paid as soon as practicable following the date of his termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the CIO Employment Agreement) and ending 1 year following a “change in control,” the CIO Multiplier will increase to two times; (ii) up to 18 months of continued medical coverage for Mr. Turkanis and his dependents; (iii) accelerated vesting of any then-outstanding portion of the CIO Sign-On Award or other time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Mr. Turkanis remained employed during the applicable performance period and actual performance over the applicable performance period.
•Under the CIO Employment Agreement, Mr. Turkanis will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during his employment and for one year following termination of employment, and perpetual confidentiality and non-disparagement covenants.
GENERAL COUNSEL EMPLOYMENT AGREEMENT AND COMPENSATION ARRANGEMENTS
On March 25, 2022 (the “GC Effective Date”), the Company entered into an employment agreement with Ms. Fielder (the “GC Employment Agreement”) as the Company’s Executive Vice President, General Counsel and Corporate Secretary that provides as follows:

•An initial term commencing on April 18, 2022 (the “GC Start Date”) and ending on December 31, 2024, subject to automatic annual renewals thereafter unless earlier terminated;
•An annual base salary of $400,000, subject to potential merit increases (but not decreases) each year;
•A target annual bonus opportunity of 100% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 150% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee. The GC Employment Agreement provided that the annual bonus for Ms. Fielder for 2022 would be computed such that Ms. Fielder was deemed to have commenced employment on January 1, 2022, and would be no less than $400,000; and
•Each calendar year while Ms. Fielder is employed, Ms. Fielder is eligible for an annual equity award under the Company’s then-current equity incentive plan as determined by the Board or the Compensation Committee in its sole discretion under such plans and programs as may be in effect for other senior-level executives at the time of grant. The GC Employment Agreement provided that the annual equity award granted to Ms. Fielder for 2022 would have a target value equal to 140% of Ms. Fielder’s annual base salary and would be made as soon as practicable following the GC Effective Date and no later than 30 days following the GC Start Date.
•A one-time grant of restricted stock units with a target value equal to $400,000 which vests 60% on December 31, 2022, 20% on December 31, 2023, and 20% on the third anniversary of the grant date, subject to Ms. Fielder’s continued employment.
•Upon a termination on account of death or disability, Ms. Fielder, or her beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date and a prorated target bonus for the year of termination. Other outstanding equity awards will be treated in accordance with their terms.
•Upon a termination without “cause” (as defined in the GC Employment Agreement) or by Ms. Fielder for “good reason” (as defined in the GC Employment Agreement), subject to execution of a release of claims, Ms. Fielder will be entitled to (i) cash severance equal to 1.5 times (the “GC Multiplier”) the sum of her base salary and target bonus, paid as soon as practicable following the date of her termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the GC Employment Agreement) and ending 1 year following a “change in control,” the GC Multiplier will increase to two times; (ii) up to 18 months of continued medical coverage for Ms. Fielder and her dependents; (iii) accelerated vesting of any then-outstanding portion of any time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Ms. Fielder remained employed during the applicable performance period and actual performance over the applicable performance period.
•Under the GC Employment Agreement, Ms. Fielder will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during her employment and for one year following termination of employment, and perpetual confidentiality and non-disparagement covenants.
CHIEF FINANCIAL OFFICER EMPLOYMENT AGREEMENT AND COMPENSATION ARRANGEMENTS
On March 28, 2022, the Company entered into an amended and restated employment agreement with Ms. Lombard (the “CFO Employment Agreement”) as the Company’s Executive Vice President and Chief Financial Officer that provides as follows:
•An initial term commencing on April 1, 2022 and ending on December 31, 2024, subject to automatic annual renewals thereafter unless earlier terminated;
•An annual base salary of $400,000, subject to potential merit increases (but not decreases) each year;
•A target annual bonus opportunity of 100% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 150% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee; and
•Each calendar year while Ms. Lombard is employed, Ms. Lombard is eligible for an annual equity award under the Company’s then-current equity incentive plan as determined by the Board or the Compensation Committee in its sole discretion under such plans and programs as may be in effect for other senior-level executives at the time of grant.
•A one-time sign-on bonus of $300,000, conditioned on repayment in full if Ms. Lombard resigned without “good reason” (as defined in the CFO Employment Agreement) or was terminated for “cause” (as defined in the CFO Employment Agreement) within one year of January 18, 2022.
•A one-time grant of restricted stock units with a target value equal to $150,000 which vests equitably in three installments on each of the first three anniversaries of the date of the grant, subject to Ms. Lombard’s continued employment.
•Upon a termination on account of death or disability, Ms. Lombard, or her beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date and a prorated target bonus for the year of termination. Other outstanding equity awards will be treated in accordance with their terms.
•Upon a termination without “cause” (as defined in the CFO Employment Agreement) or by Ms. Lombard for “good reason” (as defined in the CFO Employment Agreement), subject to execution of a release of claims, Ms. Lombard will be entitled to (i) cash severance equal to 1.5 times (the “CFO Multiplier”) the sum of her base salary and target bonus, paid as soon as practicable following the date of her termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the CFO Employment Agreement) and ending 1 year following a “change in control,” the CFO

Multiplier will increase to two times; (ii) up to 18 months of continued medical coverage for Ms. Lombard and her dependents; (iii) accelerated vesting of any then-outstanding portion of any time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Ms. Lombard remained employed during the applicable performance period and actual performance over the applicable performance period.
•Under the CFO Employment Agreement, Ms. Lombard will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during her employment and for one year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

SEVERANCE AND CHANGE-IN-CONTROL PAYMENTS
Each of our named executive officers was subject to an employment agreement with the Company in 2024. These agreements provide for certain severance benefits in the event of termination of their employment in certain circumstances. These benefits are commonly offered among peer companies, and therefore enable us to attract and retain key talent. In particular, they ensure the retention of our named executive officers when considering potential transactions which may create uncertainty as to their continued employment. The employment agreements for each of the named executive officers that were in effect in 2024 provided for severance payments in the event of involuntary termination without cause or constructive termination for good reason and double trigger severance benefits in the event of a change in control that, for the chief executive officer, are two (2.0) or three (3.0) times the sum of annual base salary and the average of the annual bonuses paid to him during the three calendar years prior to the triggering event and, for each of the other named executive officers, one and one-half (1.5) or two (2.0) times the sum of annual base salary and target bonus. See “— Potential Payments Upon Termination or Change in Control” below for a summary of benefits payable to our named executive officers pursuant to each of their respective employment agreements in effect as of December 31, 2024 in connection with a termination of employment or change in control, calculated as if the applicable termination event occurred on December 31, 2024.

BENEFITS AND OTHER COMPENSATION
401(K) SAVINGS PLAN
The Company maintains a tax-qualified defined contribution plan (the “401(k) Plan”) for the benefit of all its eligible employees, including the named executive officers. The provisions and features of the plan apply to all participants in the plan, including the named executive officers. Eligible employees may elect to defer from one percent (1%) up to sixty percent (60%) of their annual compensation on a pre-tax basis to the 401(k) Plan, subject to certain limitations imposed by federal law. The Company may make discretionary matching or profit-sharing contributions to the 401(k) Plan on behalf of eligible participants in any plan year. Participants are always one hundred percent (100%) vested in their pre-tax contributions and any matching or profit sharing contributions. All contributions are allocated as a percentage of compensation of the eligible participants for the plan year. The assets of the 401(k) Plan are held in trust and a separate account is established for each participant. A participant may receive a distribution of their vested account balance in the 401(k) Plan in a single sum upon their termination of service with the Company. A participant may receive a distribution of their vested account balance in the 401(k) Plan in a single sum or in installment payments upon reaching retirement age. In 2024, there were $625,494 in discretionary matching or profit-sharing contributions made by the Company to the plan on behalf of all employees, including $41,400 on behalf of the named executive officers.

OTHER COMPENSATION
The Company offers limited perquisites to certain of its executive officers in the form of vehicle allowances. See notes 10 and 12 under “Executive Compensation — Summary Compensation Table”. The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees, nor does it offer non-qualified defined contribution plans.

EQUITY OWNERSHIP GUIDELINES
In order to align the interests of our directors and executives with the interests of our stockholders, we adopted stock ownership guidelines for executive officers and non-employee directors in April 2021. Minimum required ownership levels for executive officers are a multiple of base salary and for non-employee directors are a multiple of the annual cash retainer as follows:

MULTIPLE OF SALARY/RETAINER
CEO	5x Salary
EVP-level	2x Salary
Non-Employee Directors	5x Cash Retainer

Shares that count toward ownership include: directly owned shares of Common Stock, directly owned units of limited partnership interest of our operating partnership (“LTIP Units”), beneficially owned shares held indirectly

(e.g., by immediate family members or trusts), vested share units in a non-qualified deferral arrangement and shares held in the 401(k) Plan. Unexercised stock options, and unearned performance-based stock units or LTIP Units do not count as ownership under the guidelines. Until the required ownership level is achieved, the executive or director must retain 50% of the shares remaining after payment of taxes and, if applicable, the exercise price upon the exercise of stock options or vesting of time-based or performance-based stock units or LTIP Units.

COMPENSATION CLAWBACK POLICIES
In April 2021, we adopted a compensation clawback policy that enables the Board of Directors to recover performance-based cash and equity incentive compensation paid to certain current or former executives (“Covered Employees” as defined below) in the event of a restatement of our financial results in certain circumstances, as described below. Specifically, the policy provides that if (i) we are required to restate our financial statements due to material non-compliance by the Company with any financial reporting requirement under the securities laws (other than a restatement due to changes in accounting policy, generally accepted accounting principles or applicable law), (ii) fraud or willful misconduct contributed to the requirement to restate our financial statements, and (iii) a lower incentive-based compensation award would have been made to one of more Covered Employees based on the restated financial results, then the Board is entitled to recover the overpayment. Covered Employees include current and former executive officers and any current or former employee required by the Company to provide backup certifications for quarterly financial reports. The policy permits clawback from any Covered Employee who received an overpayment, irrespective of whether the executive contributed to the fraud or willful misconduct. The policy applies to any overpayment received after the effective date of the policy, based on the affected consolidated financial statements for up to three years after an incentive-based compensation award is earned.

On October 2, 2023, the Compensation Committee adopted an additional executive compensation clawback policy (the “Dodd-Frank Clawback Policy”) in accordance with Rule 10D-1 of the Securities Exchange Act of 1934 and Section 303A.14 of the New York Stock Exchange Listed Company Manual. Under the Dodd-Frank Clawback Policy, in the event of an accounting restatement due to the material noncompliance of the Company or Operating Partnership with any financial reporting requirement under the securities laws, the Company is required to recover from executive officers of the Company incentive compensation paid to executive officers in any form that the executive officers would not have been entitled to receive based on the restated amounts.

DATES AND PRICING OF EQUITY AWARDS
The Compensation Committee approves the number and types of restricted stock units to award to executive officers as part of their annual compensation. Although the Compensation Committee does not have a formal policy regarding the timing of equity grants, the award date for annual equity grants to executive officers is a date in March set by the Compensation Committee. The timing of any non-routine equity grants to executive officers, including new hires and entry into new employment agreements, may be tied to the event giving rise to the award. As a result, we do not time the disclosure of material non-public information for the purpose of affecting the value or exercise price of our equity awards, including stock options.

Under Item 402(x)(2) of Regulation S-K, companies are required to provide a tabular disclosure on a grant-by-grant basis of each option awarded to the named executive officers within the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or a Form 8-K that discloses material non-public information, and ending one business day after such filing. None of the 2024 equity awards to our executive officers were made within any of these windows.

Insider Trading Policies and Procedures
The Board of Directors has adopted a policy on insider trading governing the purchase, sale, and/or other dispositions of securities of the Company, the Operating Partnership or certain other publicly-traded companies (collectively, “Covered Securities”) by directors, officers and employees. The policy on insider trading requires compliance with all applicable laws, rules and regulations governing the offer and sale of Covered Securities and prohibits directors, officers and employees from engaging in transactions in Covered Securities while in possession of material nonpublic information. The policy on insider trading establishes quarterly blackout periods during which trading in the Company’s securities is prohibited. These blackout periods begin five (5) trading days prior to the date our quarterly financial results are publicly disseminated and end after two (2) trading days have elapsed since the public dissemination of financial results for that quarter. In addition, the policy on insider trading requires senior officers and key employees to obtain pre-approval of any transactions in Covered Securities from General Counsel. A copy of the Company’s policy on insider trading is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and the holders of more than 10% of our common stock to file with the SEC initial reports of beneficial ownership of our common stock and other equity securities on a Form 3 with 10 calendar days of becoming a director, executive officer or holder of more than 10% of our common stock, and reports of changes in such ownership on a Form 4 within two business days of such changes or in certain cases a Form 5 within 45 days of our fiscal year end.

Based solely on our review of these forms and related written representations, we believe that all Section 16(a) reports were filed on a timely basis in fiscal year 2024, except that, due to administrative error, a Form 4 for Ms. Fielder was filed four days late on January 12, 2024 to report a forfeiture of shares for net share settlement of taxes on shares issued upon vesting of time vesting restricted stock units on January 4, 2024.

ANTI-HEDGING/ANTI-PLEDGING POLICY
The Board of Directors has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors and the executive officers.
COMPENSATION RISK ASSESSMENT
In setting compensation, the Compensation Committee considers the risks to our stockholders that may be inherent in our compensation programs. At the direction of the Compensation Committee, we conducted a risk assessment of our compensation programs, including our executive compensation programs. The Compensation Committee reviewed and discussed the findings of this assessment and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incentivize employees to take unnecessary or excessive risks. Although a significant portion of our executives’ compensation is performance-based and “at-risk,” we believe our executive compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on the Company. We considered the following elements of our executive compensation plans and policies when evaluating whether such plans and policies encourage our executives to take unreasonable risks:
•We set performance criteria that we believe are challenging, yet reasonable in light of past performance and market conditions, and we use a variety of performance metrics that we believe correlate to long-term creation of stockholder value and that are affected by management decisions;
•Our executive compensation program includes an appropriate balance of fixed versus variable pay, cash versus equity, and short-term versus long-term incentive compensation elements;
•We provide a significant portion of long-term incentive compensation in the form of performance- based and service-based stock units and LTIP Units. The amounts ultimately earned under the awards are tied to how we perform and requisite service-based vesting over multiple years, which focuses management on sustaining our long-term performance;
•Payouts under our performance-based awards have a range of payout opportunity and may result in some compensation at levels below full target achievement, rather than an “all-or-nothing” approach; and
•The Compensation Committee considers non-financial and other qualitative performance factors in determining actual compensation payouts.

In sum, we believe our executive compensation program is structured so that (i) we maintain a conservative risk profile that aims to achieve strong stockholder returns and long-term results; (ii) we avoid the type of disproportionately large short-term incentives that could encourage executives to take risks that may not be in our long-term interests; (iii) we provide incentives to manage for long-term performance; and (iv) a considerable amount of the wealth of our executives is tied to our long-term success. We believe this combination of factors encourages our executives to manage the Company in a prudent manner. The Compensation Committee specifically considered compensation risk implications during its deliberations on annual cash incentive plan awards and performance metrics for all executive officers.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement (and incorporated by reference into the Company’s 2024 Annual Report). This report is provided by the following independent directors, who comprise all of the members of the Compensation Committee:
COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS
Frederic Cumenal, Chair
A. Akiva Katz
Victor B. MacFarlane
Howard S. Stern

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2024, the Compensation Committee consisted of Frederic Cumenal, Chair, A. Akiva Katz, Victor B. MacFarlane, and Howard S. Stern. During 2024 and since then, no member of the Compensation Committee was at any time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure as a related-person transaction in the section “Certain Relationships and Related Transactions” of this Proxy Statement. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or Compensation Committee during 2024 or since then.

EXECUTIVE COMPENSATION
The following table sets forth certain information concerning the compensation of our named executive officers for the Company’s fiscal years ended December 31, 2024, 2023 and 2022, respectively.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive plan Compensation ($) (2)	All other Compensation ($)		Totals ($)
Mahbod Nia	2024	800,000	—	4,400,000	—	2,169,750	23,354	(3)	7,393,104
Chief Executive Officer	2023	800,000	—	4,000,000	—	2,238,000	26,210		7,064,210
	2022	800,000	—	4,000,000	—	2,078,986	—		6,878,986

Amanda Lombard	2024	400,000	—	700,000	—	545,250	26,730	(3)	1,671,980
Chief Financial Officer	2023	400,000	—	650,000	—	573,000	29,810		1,652,810
	2022	375,385	300,000	450,000	—	546,498	26,900		1,698,783

Jeffrey Turkanis	2024	400,000	—	650,000	—	515,250	26,730	(3)	1,591,980
Chief Investment Officer	2023	400,000	—	750,000	—	573,000	31,363		1,754,363
	2022	292,307	275,000	925,000	1,100,000	546,498	36,120		3,174,925

Anna Malhari	2024	400,000	—	750,000	—	560,250	29,551	(3)	1,739,801
Chief Operating Officer	2023	400,000	—	600,000	—	573,000	42,230		1,615,230
	2022	400,000	—	300,000	—	546,498	8,190		1,254,688

Taryn Fielder	2024	400,000	—	700,000	—	515,250	26,730	(3)	1,641,980
Executive Vice President, General Counsel and Corporate Secretary	2023	400,000	—	750,000	—	573,000	31,162		1,754,162
	2022	276,923	—	960,000	—	546,498	33,133		1,816,554
(1)This column represents the grant date fair value of the Share Awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Share awards for Mr. Nia, Ms. Malhari, Mr. Turkanis, Ms. Fielder and Ms. Lombard consist of service-vesting RSUs and performance-vesting PSUs granted on March 12, 2024. The grant date fair value of each RSU awarded on March 12, 2024 to Mr. Nia, Ms. Malhari, Mr. Turkanis, Ms. Fielder and Ms. Lombard in the amounts of 148,448, 25,304, 21,930, 23,617 and 23,617 RSUs, respectively, was equal to the closing price on New York Stock Exchange on the award date ($14.82). The grant date fair value for the PSUs awarded to Mr. Nia, Ms. Malhari, Mr. Turkanis, Ms. Fielder and Ms. Lombard in the maximum amounts of 256,701, 43,755, 37,922, 40,838, and 40,838 on March 12, 2024, respectively, was $13.53 per PSU for the absolute TSR component and $13.90 per PSU for the relative TSR component and was determined using a Monte Carlo simulation probabilistic valuation model, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions. The amounts listed in this column include the following amounts for PSUs awarded in 2024: for Mr. Nia, $2,200,000; for Ms. Lombard, $350,000; for Mr. Turkanis, $325,000; for Ms. Malhari, $375,000; and for Ms. Fielder, $350,000. Similarly, the amounts listed in this column also include the following amounts in respect of RSUs awarded in 2024 that include an outperformance modifier which could increase the number of shares issuable under the award: for Mr. Nia, $2,200,000; for Ms. Lombard, $350,000; for Mr. Turkanis, $325,000; for Ms. Malhari, $375,000; and for Ms. Fielder, $350,000. Per SEC rules, the values of these RSUs are reported based on their grant date fair values, which reflect that the achievement of the outperformance goals was not considered probable on the grant date. The grant date value of the maximum number of RSUs that may be earned under these awards if the outperformance goals are achieved is: $4,400,000 for Mr. Nia; $700,000 for Ms. Lombard; $650,000 for Mr. Turkanis; $750,000 for Ms. Malhari; and $700,000 for Ms. Fielder.
(2)The 2024 annual cash incentive plan awards were paid on March 12, 2025 in respect of 2024 performance based on the achievement of the 2024 performance metrics. See “Compensation Discussion and Analysis — Components of Compensation in 2024 — Annual Cash Incentive Plan Compensation” above.
(3)Includes (a) annual vehicle allowances for Ms. Lombard, Mr. Turkanis, Ms. Malhari and Ms. Fielder in the amount of $15,600; (b) annual Company matching contributions to the 401(k) plans of Ms. Lombard, Mr. Turkanis, Ms. Malhari and Ms. Fielder in the amount of $10,350; (c) annual mobile phone allowances for Ms. Lombard, Mr. Turkanis, Ms. Malhari and Ms. Fielder in the amount of $780 and for Mr. Nia in the amount of $989 (d) reimbursement of medical insurance premiums for Mr. Nia in the amount of $14,125; (e) tax compliance costs for Mr. Nia in the amount of $8,240; and (f) utilities at home residence for Ms. Malhari in the amount of $2,821.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($) (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units (3)		Grant Date Fair Value of Stock and Option Awards ($)(5)
	3/12/2024				64,175	160,438	256,701			$2,200,000
Mahbod Nia	3/12/2024	$600,000	$1,200,000	$2,400,000
	3/12/2024							148,448	(4)	2,200,000

	3/12/2024				10,210	25,524	40,838			$350,000
Amanda Lombard	3/12/2024	$200,000	$400,000	$600,000
	3/12/2024							23,617	(4)	$350,000

	3/12/2024				9,480	23,701	37,922			$325,000
Jeffrey Turkanis	3/12/2024	$200,000	$400,000	$600,000
	3/12/2024							21,930	(4)	$325,000

	3/12/2024				10,939	27,347	43,755			$375,000
Anna Malhari	3/12/2024	$200,000	$400,000	$600,000
	3/12/2024							25,304	(4)	$375,000

	3/12/2024				10,210	25,524	40,838			$350,000
Taryn Fielder	3/12/2024	$200,000	$400,000	$600,000
	3/12/2024							23,617	(4)	$350,000
(1)Represents threshold, target, and maximum bonus opportunities under our 2024 annual cash incentive plan.
(2)Represents PSU awards subject to performance-based vesting conditions.
(3)Represents service-vesting RSU awards subject to time-vesting conditions.
(4)These RSUs also include an outperformance modifier attached that could increase the original award up to 200% based on our achievement of superior results for AFFO through December 31, 2026.
(5)The amounts shown in this column represent the grant date fair value of awards on the date of grant, computed in accordance with FASB ASC 718.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)

Mahbod Nia	950,000	—	15.79	3/10/2028	279,073	$4,640,984	1,080,903	$3,748,531
Amanda Lombard	—	—	—	—	44,618	$741,997	147,335	$375,842
Jeffrey Turkanis	166,666	83,334	16.33	4/18/2028	51,087	$849,577	173,632	$534,610
Anna Malhari	—	—	—	—	42,080	$699,790	147,338	$388,642
Taryn Fielder	—	—	—	—	51,792	$861,301	183,609	$591,586
(1)On March 10, 2021, in connection with his new employment agreement, Mr. Nia was issued stock options to purchase 950,000 shares of common stock. These options vest in three substantially equal installments on the first three anniversaries of the grant date commencing March 10, 2022.
(2)On April 18, 2022, in connection with his new employment agreement, Mr. Turkanis was issued stock options to purchase 250,000 shares of common stock. These options vest in three substantially equal installments on the first three anniversaries of the grant date commencing on April 18, 2023.
(3)Consists of unvested service-vesting RSU awards subject to time-based vesting.
(4)Market value is based upon a market price of the Common Stock of $16.63 per share, the closing price of the Common Stock on the NYSE on December 31, 2024, the last trading day of 2024.
(5)Consists of unvested PSU awards subject to performance-based vesting and additional RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs. With respect to awards made on March 10, 2022 and April 29, 2022, includes 195,038, 14,628, 29,169, 14,628 and 32,669 PSUs for Mr. Nia, Ms. Lombard, Mr. Turkanis, Ms. Malhari and Ms. Fielder, and an additional 112,740, 8,455, 15,615, 8,455 and 17,489 RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs for Mr. Nia, Ms. Lombard, Mr. Turkanis, Ms. Malhari and Ms. Fielder, respectively. With respect to awards made on March 17, 2023, includes 228,409, 37,117, 42,827, 34,261 and 42,827 PSUs for Mr. Nia, Ms. Lombard, Mr. Turkanis, Ms. Malhari and Ms. Fielder, respectively, and an additional 139,567, 22,680, 26,169, 20,935 and 26,169 RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs for

Mr. Nia, Ms. Lombard, Mr. Turkanis, Ms. Malhari and Ms. Fielder, respectively. With respect to awards made on March 12, 2024, includes 256,701, 40,838, 37,922, 43,755 and 40,838 PSUs for Mr. Nia, Ms. Lombard, Mr. Turkanis, Ms. Malhari and Ms. Fielder, respectively, and an additional 148,448, 23,617, 21,930, 25,304 and 23,617 RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs for Mr. Nia, Ms. Lombard, Mr. Turkanis, Ms. Malhari and Ms. Fielder, respectively.
(6)The amounts reported represent hypothetical payout value, if any, under unvested PSUs based upon a market price of the Common Stock of $16.63 per share, the closing price of the Common Stock on the NYSE on December 31, 2024, the last trading day of 2024. Amounts reported in this column assume vesting at Below Threshold level for the absolute TSR component (75%) and at Maximum level for the relative TSR component (25%) for 2022 PSUs, Below Threshold level for the absolute TSR component (50%) and the relative TSR component (50%) for 2023 PSUs, and between Threshold and Target levels for the absolute TSR component (50%) and Below Threshold for the relative TSR component (50%) for 2024 PSUs, based on actual performance as of December 31, 2024. Amounts also include the additional RSUs subject to the 2022 grant that may be earned pursuant to the outperformance modifier with respect to such RSUs discussed in footnote (5) above as these RSUs are earned at the Maximum level of performance as of December 31, 2024. Amounts exclude the additional RSUs subject to the 2023 and 2024 grants that may be earned pursuant to the outperformance modifier with respect to such RSUs discussed in footnote (5) above as below the Threshold level of performance as of December 31, 2024.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(6)
Mahbod Nia	—	—	299,143	(1)	4,402,711
Amanda Lombard	—	—	13,440	(2)	196,592
Jeffrey Turkanis	—	—	20,435	(3)	295,856
Anna Malhari	—	—	28,093	(4)	415,116
Taryn Fielder	—	—	14,553	(5)	213,245

(1)Consists of 37,580 service-vesting RSUs that vested on March 10, 2024, 46,522 service-vesting RSUs that vested on March 17, 2024, and 40,976 service-vesting RSUs, 51,139 performance-based RSUs, and 122,926 performance-based RSUs pursuant to the outperformance modifier that vested on April 21, 2024 for Mr. Nia.
(2)Consists of 2,818 service-vesting RSUs that vested on March 10, 2024, 7,560 service-vesting RSUs that vested on March 17, 2024, and 3,062 service-vesting RSUs that vested on April 18, 2024 for Ms. Lombard.
(3)Consists of 8,723 service-vesting RSUs that vested on March 17, 2024, 6,507 service-vesting RSUs that vested on April 18, 2024 and 5,205 service-vesting RSUs that vested on April 29, 2024 for Mr. Turkanis.
(4)Consists of 2,818 service-vesting RSUs that vested on March 10, 2024, 6978 service-vesting RSUs that vested on March 17, 2024, 3,073 service-vesting RSUs, 1,279 performance-based RSUs, and 9,219 performance-based RSUs pursuant to the outperformance modifier that vested on April 21, 2024, and 941 service-vesting RSUs, 962 performance-based RSUs, and 2,823 performance-based RSUs pursuant to the outperformance modifier that vested on June 9, 2024 for Ms. Malhari.
(5)Consists of 8,723 service-vesting RSUs that vested on March 17, 2024 and 5,830 service-vesting RSUs that vested on April 29, 2024 for Ms. Fielder.
(6)Amounts shown calculate the value realized based upon the closing price of the Common Stock on the applicable vesting date or, if the vesting date was not a trading day, the closing price on the first trading day following the vesting date (March 10, 2024: $15.07; March 17, 2024: $14.68; April 18, 2024: $14.10; April 21, 2024: $14.67; April 29, 2024: $14.62; and June 9, 2024: $15.07).

PENSION BENEFITS
The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees.

NON-QUALIFIED DEFERRED COMPENSATION
The Company does not offer non-qualified defined contribution or other deferred compensation plans to its executive officers or employees.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth information regarding amounts payable to Messrs. Nia and Turkanis and to Mses. Lombard, Malhari and Fielder pursuant to each of their respective employment agreements in effect as of December 31, 2024 in connection with a termination of employment or change in control, calculated as if the applicable termination event occurred on December 31, 2024. Except for the termination events set forth in the table below, as of December 31, 2024, the named executive officers were not entitled to any other payments upon a change in control. Equity award values are calculated based on the closing price of a share of Common Stock on December 31, 2024 ($16.63).

Name	Payments upon termination by Company without cause or by executive for good reason(1)		Payment upon termination due to death or disability(1)		Payments upon termination by the Company without cause or by the executive for good reason within two years of a change in control(1)
Mahbod Nia	13,440,400	(2)	7,498,959	(3)	22,989,013	(4)
Chief Executive Officer
Amanda Lombard	1,732,984	(5)	979,732	(6)	3,487,975	(7)
Chief Financial Officer
Jeffrey Turkanis	2,045,956	(8)	1,256,217	(9)	4,005,048	(10)
Chief Investment Officer
Anna Malhari	1,743,802	(11)	941,021	(12)	3,504,636	(13)
Chief Operating Officer
Taryn Fielder	2,052,674	(14)	1,286,763	(15)	4,096,567	(16)
Executive Vice President, General Counsel and Corporate Secretary

1)The terms “cause,” “good reason,” “disability” and “change in control” have the meanings ascribed to such terms in the applicable employment agreements of each named executive officer.
2)Amount includes (i) an aggregate severance payment of $5,924,491; (ii) immediate vesting of 279,073 RSUs subject to time-based vesting valued at $4,640,984; (iii) eligible for vesting of 60,439 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on actual performance of all PSUs measured as of December 31, 2024, valued at $1,005,101; (iv) vesting of 105,842 OPRSUs that were earned as of December 31, 2024 based on actual performance, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $1,760,152, (v) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $58,822; and (vi) the continuation of health insurance coverage for a period of 18 months, valued at approximately $50,849.
3)Amount includes (i) immediate vesting of 279,073 RSUs subject to time-based vesting valued at $4,640,984; (ii) eligible for vesting of 60,439 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on actual performance of all PSUs measured as of December 31, 2024, valued at $1,005,101; (iii) vesting of 105,842 OPRSUs that were earned as of December 31, 2024 based on actual performance, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $1,760,152; (iv) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $58,822; and (v) the continuation of health insurance coverage for a period of 12 months, valued at approximately $33,900.
4)Amount includes (i) an aggregate severance payment of $8,886,736; (ii) immediate vesting of 279,073 RSUs subject to time-based vesting valued at $4,640,984; (iii) immediate vesting of 441,946 PSUs subject to performance-based vesting valued at $7,349,562, based on actual performance of all PSUs measured as of December 31, 2024 in connection with a termination upon a change in control; (iv) vesting of 112,740 OPRSUs that were earned as of December 31, 2024 based on actual performance, valued at $1,874,866; (v) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $186,015; and (vi) the continuation of health insurance coverage for a period of 18 months, valued at approximately $50,849.
5)Amount includes (i) an aggregate severance payment of $1,200,000; (ii) immediate vesting of 14,692 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $244,328; (iii) immediate vesting of 3,062 RSUs subject to time-based vesting (granted as an inducement award) valued at $50,921; (iv) eligible for vesting of 6,068 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on actual performance of all PSUs measured as of December 31, 2024, valued at $100,911; (v) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $4,815; and (vi) vesting of 7,938 OPRSUs that were earned as of December 31, 2024 based on actual performance, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $132,009.
6)Amount includes (i) immediate vesting of 41,556 subject to time-based vesting valued at $691,076; (ii) immediate vesting of 3,062 RSUs subject to time-based vesting (granted as an inducement award) valued at $50,921; (iii) eligible for vesting of 6,068 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on actual performance of all PSUs measured as of December 31, 2024, valued at $100,911; (iv) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $4,815; and (v) vesting of 7,938 OPRSUs that were earned as of December 31, 2024 based on actual performance, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $132,009.
7)Amount includes (i) an aggregate severance payment of $1,600,000; (ii) immediate vesting of 41,556 RSUs subject to time-based vesting valued at $691,076; (iii) immediate vesting of 3,062 RSUs subject to time-based vesting (granted as an inducement award) valued at $50,921; (iv) immediate vesting of 59,129 PSUs subject to performance-based vesting valued at $983,319 and based on actual performance of all PSUs measured as of December 31, 2024 in connection with a termination upon a change in control; (v) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $22,052; and (vi) vesting of 8,455 OPRSUs that were earned as of December 31, 2024 based on actual performance, valued at $140,607.
8)Amount includes (i) an aggregate severance payment of $1,200,000 (ii) immediate vesting of 83,334 options valued at $25,000, or $0.30 per option, based on the spread between the closing price of the Common Stock as reported on the NYSE on December 31, 2024 ($16.63) and the exercise price of the options ($16.33); (iii) immediate vesting of 16,400 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $272,732; (iv) immediate vesting of 6,506 RSUs subject to time-based vesting (granted as an inducement award) valued at $108,195; (v) eligible for vesting of 8,525 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on actual performance of all PSUs measured as of December 31, 2024, valued at $141,771; (vi) vesting of 13,947 OPRSUs that were earned as of December 31, 2024 based on actual performance, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $231,939; (vii) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $7,926; and (viii) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.
9)Amount includes (i) immediate vesting of 83,334 options valued at $25,000, or $0.30 per option, based on the spread between the closing price of the Common Stock as reported on the NYSE on December 31, 2024 ($16.63) and the exercise price of the options ($16.33); (ii) immediate vesting of 44,581 RSUs subject to time-based vesting valued at $741,386; (iii) immediate vesting of 6,506 RSUs subject to time-based vesting (granted as an inducement award), valued at $108,195; (iv) eligible for vesting of 8,525 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on actual performance of all PSUs measured as of December 31, 2024, valued at $141,771; (v) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $7,926; and (vi) vesting of 13,947 OPRSUs that were earned as of December 31, 2024 based on actual performance, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $231,939.
10)Amount includes (i) an aggregate severance payment of $1,600,000 (ii) immediate vesting of 83,334 options valued at $25,000.20, or $0.30 per option based on the spread between the closing price of the Common Stock as reported on the NYSE on December 31, 2024 ($16.63) and the exercise price of the options ($16.33); (iii) immediate vesting of 44,581 RSUs subject to time-based vesting valued at $741,386; (iv) immediate vesting of 6,506 RSUs subject to time-based vesting (granted as an inducement award) valued at $108,195; (v) immediate vesting of 71,146 PSUs subject to performance-based vesting valued at $1,183,158 and based on actual performance of all PSUs measured as of December 31, 2024 in connection with a termination upon a change in control; (vi) vesting of 15,615 OPRSUs that were earned as of December 31, 2024 based on actual performance, valued at $259,677; (vii) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $29,238; and (viii) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.
11)Amount includes (i) an aggregate severance payment of $1,200,000; (ii) immediate vesting of 14,683 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $244,178; (iii) eligible for vesting of 6,275 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on actual performance of all PSUs measured as of December 31, 2024, valued at $104,353; (iv) vesting of 7,938 OPRSUs that were earned as of December 31, 2024 as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, based on actual performance, valued at $132,009; (v) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $4,869; and (vi) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.
12)Amount includes (i) immediate vesting of 42,080 RSUs subject to time-based vesting valued at $699,790; and (ii) eligible for vesting of 6,275 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on actual performance of all PSUs measured as of December 31, 2024, valued at $104,353; (iv) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $4,869; and (v) vesting of 7,938 OPRSUs that were earned as of December 31, 2024, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, based on actual performance, valued at $132,009.
13)Amount includes (i) an aggregate severance payment of $1,600,000; (ii) immediate vesting of 42,080 RSUs subject to time-based vesting valued at $699,790; (iii) immediate vesting of 59,168 PSUs subject to performance-based vesting valued at $983,967 and based on actual performance of all PSUs measured as of December 31, 2024 in connection with a termination upon a change in control; (iv) vesting of 8,455 OPRSUs that were earned as of December 31, 2024 based on actual performance, valued at $140,607; (v) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $21,879; and (vi) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.
14)Amount includes (i) an aggregate severance payment of $1,200,000; (ii) immediate vesting of 17,279 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $287,350; (iii) immediate vesting of 4,899 RSUs subject to time-based vesting (granted as an inducement award) valued at $81,470; (iv) eligible for vesting of 9,432 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on actual performance of all PSUs measured as of December 31, 2024, valued at $156,854; (v) vesting of 15,620 OPRSUs that were earned as of December 31, 2024 as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, based on actual performance, valued at $259,761; (vi) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $8,846; and (vii) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.
15)Amount includes (i) immediate vesting of 46,893 RSUs subject to time-based vesting valued at $779,832; (ii) immediate vesting of 4,899 RSUs subject to time-based vesting (granted as an inducement award) valued at $81,470; (iii) eligible for vesting of 9,432 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on actual performance of all PSUs measured as of December 31, 2024, valued at $156,854; (v) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $8,846; and (vi) vesting of 15,620 OPRSUs that were earned as of December 31, 2024 as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, based on actual performance, valued at $259,761.
16)Amount includes (i) an aggregate severance payment of $1,600,000; (ii) immediate vesting of 46,893 RSUs subject to time-based vesting valued at $779,832; (iii) immediate vesting of 4,899 RSUs subject to time-based vesting (granted as an inducement award) valued at $81,470;(iv) immediate vesting of 75,449 PSUs subject to performance-based vesting valued at $1,254,724 and based on actual performance of all PSUs measured as of December 31, 2024 in connection with a termination upon a change in control; and (v) vesting of 17,489 OPRSUs that were earned as of December 31, 2024, based on actual performance, valued at $290,842; (vi) accumulated dividends due upon the vesting of the aforementioned PSUs and OPRSUs, valued at $31,306; and (vii) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.

CEO PAY RATIO
Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K promulgated by the SEC thereunder requires the Company to disclose the median of the annual total compensation of all employees, excluding the chief executive officer, and the ratio of the median of the annual total compensation of all employees to the annual total compensation of the chief executive officer. In 2024, we identified the median employee using our employee population on December 31, 2024 and based on each employee’s total compensation, using the same elements of compensation reportable in the Summary Compensation Table for named executive officers as the “consistently applied compensation measure” under Item 402(u) of Regulation S-K. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis. We did not make any assumptions, adjustments, or estimates other than annualizing the compensation for any permanent (full-time or part-time) employees that were not employed by us for all of 2024. We then calculated the 2024 total compensation for the 2024 median employee using the same methodology as required for the 2024 Summary Compensation Table.

In 2024, the total compensation of our median employee, excluding the chief executive officer, as calculated using Summary Compensation Table requirements, was $106,506; the total compensation for Mr. Nia, who was serving as our chief executive officer on December 31, 2024, the date that our median employee was identified, was $7,393,104, as reported in the Summary Compensation Table and adjusting Mr. Nia’s base salary to annualize it in accordance with Instruction 2 to Item 402(u) of Regulation S-K; and the ratio of the chief executive officer’s total compensation for 2024 to the 2024 total compensation for the median employee was approximately 69-to-1.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, the information below reflects the relationship between the executive compensation actually paid by us (“CAP”) to our CEO, as principal executive officer, and the other named executive officers (“Other NEOs”) and our financial performance for the years ended December 31, 2024, 2023, 2022, 2021 and 2020.

The disclosures included in this section are required by technical SEC rules and do not necessarily align with how the Company or the Compensation Committee views the link between our performance and the compensation of our NEOs. The Compensation Committee did not consider the required pay versus performance disclosures when making its compensation decisions for any of the years presented.

For information regarding the decisions made by our Compensation Committee with respect to the compensation of our NEOs for each fiscal year, including alignment with Company performance, please see the “Compensation Discussion and Analysis” section of the proxy statement for the fiscal years covered.

Year	Mahbod Nia		MaryAnne Gilmartin		Michael DeMarco		Average Summary Compensation Table Total for Non-CEO NEOs ($)	Average Compensation Actually Paid to Non-CEO NEOs ($) (1)	Value of Initial Fixed $100 Investment Based on(2):		Net Income (in thousands) (4)	Core FFO Per Share(5)
	Summary Compensation Table CEO Total ($)	Compensation Actually Paid to CEO ($)	Summary Compensation Table CEO Total ($)	Compensation Actually Paid to CEO ($)	Summary Compensation Table CEO Total ($)	Compensation Actually Paid to CEO ($)			Total Shareholder Return	Peer Group Total Shareholder Return(3)
2024	7,393,104	3,780,435	n/a	n/a	n/a	n/a	1,661,435	1,532,581	$76.26	$100.99	$(23,120)	$0.60
2023	7,064,210	5,437,231	n/a	n/a	n/a	n/a	1,694,141	1,627,225	$70.96	$88.50	$(107,265)	$0.53
2022	6,928,986	4,602,019	n/a	n/a	n/a	n/a	1,748,215	1,223,006	$71.41	$57.05	$(52,066)	$0.44
2021	10,969,103	16,792,259	1,806,184	1,045,480	n/a	n/a	2,837,945	1,896,724	$82.40	$92.09	$(119,042)	$0.68
2020	n/a	n/a	1,783,244	1,274,384	9,779,820	(12,920,289)	2,135,277	7,279	$55.86	$79.15	$(51,387)	$1.07

(1)In accordance with SEC rules, CAP is computed by replacing the amounts in the “Stock Awards” column of the Summary Compensation Table from the “Summary Compensation Table CEO Total” and “Average Summary Compensation Table Total for Non-CEO NEOs” columns in this table with the amounts in the “Equity Award Adjustments” column in the tables below, which includes the following amounts: (i) the fair value of as of the last day of the applicable year of unvested equity awards that were granted during such year, (ii) as of the applicable vesting date, the fair value of equity awards granted in the applicable year that vested during such year, (iii) as of the last day of the applicable year, the change in fair value of unvested equity awards granted in prior years that remain unvested as of the last day of the applicable year compared to the last day of the previous year, (iv) as of the applicable vesting date, the change in fair value of equity awards that vested during the applicable year compared to the last day of the previous year and (v) the value of dividends paid in cash on unvested equity awards during the applicable year. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our CEO or Other NEOs during the applicable year. In accordance with Item 402(v) of Regulation S-K, CAP for our CEO and Average Cap for our Other NEOs was computed as follows:

Year	2024
CEO	Mahbod Nia
SCT Total Compensation	$7,393,104
Less:
Stock and Option Award Values reported in SCT for the Covered Year	4,400,000
Plus:
Fair Value for Stock and Option Awards Granted in Covered Year	4,905,227
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(1,230,673)
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year	(296,621)
Less:
Fair Value of Stock and Option Awards Forfeited during the Covered Year	2,590,602
$3,780,435

Year	2024
Non-CEO NEO
SCT Total Compensation	$1,661,435
Less:
Stock and Option Award Values reported in SCT for the Covered Year	700,000
Plus:
Fair Value for Stock and Option Awards Granted in Covered Year	780,379
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(157,295)
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year	(19,646)
Less:
Fair Value of Stock and Option Awards Forfeited during the Covered Year	32,292
$1,532,581

(2)    The calculations of TSR assume an investment of $100 in each of VRE and the Peer Group REITs (as defined below) on December 31, 2021, and the reinvestment of dividends. The historical TSR information is not necessarily indicative of future performance. The data shown is based on the stock prices at the end of each year shown.
(3)    As disclosed in the Compensation Discussion & Analysis section of our proxy statement each year, the Compensation Committee considers a competitive analysis of pay levels and program design practices used by a peer group of REITs each year (the “VRE Peer Group”). The VRE Peer Group for each of the years presented in the tables above and below were as follows:

2024 VRE Peer Group:
American Assets Trust, Inc. Apartment Income REIT Corp. Apartment Investment and Management Company Armada Hoffler Properties, Inc.	Brandywine Realty Trust Centerspace Elme Communities Empire State Realty Trust	Essex Property Trust, Inc. Independence Realty Trust, Inc. JBG SMITH Properties UDR, Inc.
2023 VRE Peer Group:
American Assets Trust, Inc. Apartment Income REIT Corp. Apartment Investment and Management Company Armada Hoffler Properties, Inc.	Brandywine Realty Trust Centerspace Elme Communities Empire State Realty Trust	Independence Realty Trust, Inc. JBG SMITH Properties Paramount Group, Inc. SL Green Realty Corp.
2022 VRE Peer Group:
American Assets Trust, Inc. Apartment Income REIT Corp. Apartment Investment and Management Company Armada Hoffler Properties, Inc.	Brandywine Realty Trust Centerspace Elme Communities Empire State Realty Trust	Independence Realty Trust, Inc. JBG SMITH Properties Paramount Group, Inc. SL Green Realty Corp.
2021 VRE Peer Group:
American Assets Trust, Inc. Bluerock Residential Growth REIT, Inc. Brandywine Realty Trust Columbia Property Trust Corporate Office Properties Trust, Inc.	Cousins Properties Empire State Realty Trust Essential Properties Realty Trust, Inc. Highwoods Properties, Inc. Independence Realty Trust, Inc.	iStar Inc. JBG SMITH Properties Paramount Group, Inc. Piedmont Office Realty Trust Preferred Apartment Communities, Inc. Washington REIT
2020 VRE Peer Group:
Brandywine Realty Trust Columbia Property Trust Corporate Office Properties Trust, Inc. Cousins Properties	Douglas Emmett, Inc. Empire State Realty Trust Equity Commonwealth Highwoods Properties, Inc. Hudson Pacific Properties	JBG SMITH Properties Lexington Realty Trust Paramount Group, Inc. Piedmont Office Realty Trust Washington REIT
(4)    Represents net income available to our common stockholders.
(5)    Represents core funds from operations (“Core FFO”) per share. FFO is defined as net income (loss) before noncontrolling interests in Operating Partnership, computed in accordance with U.S. GAAP, excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. Core FFO is defined as FFO, as adjusted for certain items to facilitate comparative measurement of the Company’s performance over time.

The below graphs illustrate the relationship between the compensation actually paid to our chief executive officers and other named executive officers over the last five years and: (1) our cumulative total stockholder return on an absolute basis and relative to the cumulative total stockholder return of the VRE Peer Group each year; (2) our net income; and (3) our Core FFO per share:

Pay versus TSR & Peer Group TSR 2020 - 2024
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$ thousands
2020
2021
2022
2023
2024
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$ per share
VRE CEO Nia
VRE CEO Gilmartin
VRE CEO DeMarco
Avg. VRE NEOs
VRE TSR
VRE Peer Group

Pay versus Net Income 2020 - 2024
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$ thousands
2020
2021
2022
2023
2024
$(40,000)
$(50,000)
$(60,000)
$(70,000)
$(80,000)
$(90,000)
$(100,000)
$(110,000)
$(120,000)
$(130,000)
Net Income
VRE CEO Nia
VRE CEO Gilmartin
VRE CEO DeMarco
Avg. VRE NEOs
Net Income

The Compensation Committee considers the following to be the most important financial performance measures used to link compensation actually paid to company performance during the last fiscal year:

MEASURE	NATURE
Absolute TSR	Financial Metric
Relative TSR	Financial Metric
Core FFO	Financial Metric
Same Store NOI(1)	Financial Metric

(1)Same Store NOI represents net operating income from all in-service properties owned by the Company, excluding properties sold, disposed of, held for sale, removed from service or for any reason considered not stabilized, or being redeveloped or repositioned.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information, as of December 31, 2024, relating to equity compensation plans of the Company (including individual compensation arrangements) pursuant to which equity securities of the Company are authorized for issuance.

PLAN CATEGORY	(A) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS AND RIGHTS		(B) WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS AND RIGHTS		(C) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN(A))
Equity Compensation Plans Approved by Stockholders	1,201,232	(1)	$16.95	(2)	2,878,826
Equity Compensation Plans Not Approved by Stockholders	1,304,315	(3)	15.90		N/A	(4)
Total	2,505,547		N/A		2,878,826

(1)Includes 71,232 shares of unvested restricted Common Stock and 1,130,000 unexercised options.
(2)Weighted average exercise price of outstanding options; excludes restricted Common Stock.
(3)Includes 1,200,000 stock options issued as a one-time, sign-on “inducement” award under Section 303A.08 of the New York Stock Exchange Listed Company Manual, and 104,315 shares issuable pursuant to the Directors’ Deferred Compensation Plan. See Note 14: Veris Residential, Inc Stockholders’ Equity and Veris Residential, L.P.’s Partners’ Capital — Deferred Stock Compensation Plan For Directors, to the Company’s financial statements beginning on page 78 of the 2024 Annual Report.

(4)The Directors’ Deferred Compensation Plan does not limit the number of stock units issuable thereunder, but applicable SEC and NYSE rules restricted the aggregate number of stock units issuable thereunder to one percent (1%) of the Company’s outstanding shares when the plan commenced on January 1, 1999.

COMPENSATION OF DIRECTORS
Our philosophy on non-employee director compensation is to pay non-employee directors competitively and fairly for the work required. In order to understand competitive practices for non-employee director compensation, our Compensation Committee, with advice from the Compensation Consultant, periodically conducts a comprehensive review of our non-employee director compensation program to ensure our pay levels are competitive and our program design and structure are aligned with recognized governance “best practices.” Director compensation was last assessed in June 2024 and took effect immediately following the 2024 Annual Meeting.

Compensation Element	Effective June 6, 2023	Effective June 12, 2024
Annual Board Service Cash Retainer	$75,000	$75,000
Board Meeting Fees	None	None
Committee Meeting Fees	$1,000 per meeting for Strategic Review Committee;	$1,000 per meeting for Strategic Review Committee;
	none for other Committees	none for other Committees
Committee Member Retainers
Audit	$10,000	$10,000
Compensation	$7,500	$7,500
Nominating & Corp. Governance	$7,500	$7,500
ESG	$7,500	$7,500
Strategic Review Committee	none	none
Committee Chair Retainers (in addition to member retainer)
Audit Committee Chair	$25,000	$25,000
Other Committee Chairs	$15,000	$15,000
Non-Executive Chair Additional Retainer	$90,000	$90,000

Annual Equity Grant	$115,000 in restricted common stock vesting in one year	$130,000 in restricted common stock vesting in one year

Each director also is reimbursed for expenses incurred in attending Board and Committee meetings.

DIRECTORS’ DEFERRED COMPENSATION PLAN
Pursuant to the Amended and Restated Directors’ Deferred Compensation Plan, originally effective as of January 1, 1999 (the “Directors’ Deferred Compensation Plan”), each non-employee director is entitled to defer all or a specified portion of the annual fee to be paid to such director. The account of a director who elects to defer such compensation under the Directors’ Deferred Compensation Plan is credited with the hypothetical number of stock units, calculated to the nearest thousandths of a unit, determined by dividing the amount of cash compensation deferred on the quarterly deferral date by the closing market price of the Common Stock on such quarterly deferral date. Any stock dividend declared by the Company on Common Stock results in a proportionate increase in units in the director’s account as if such director held shares of Common Stock equal to the number of units in such director’s account. Payment of a director’s account may only be made in a lump sum in shares of Common Stock equal to the number of units in a director’s account after either the director’s service on the Board of Directors has terminated or there has been a change in control of the Company. In 2024, Frederic Cumenal, Nori Gerardo Lietz, A. Akiva Katz and Victor MacFarlane elected to receive a portion of their respective cash fees earned for service as a director in 2024 in the form of deferred stock units under the Directors’ Deferred Compensation Plan.

DIRECTORS’ STOCK INCENTIVE PLAN
The Company has one equity compensation plan pursuant to which equity compensation awards to non-employee members of the Board of Directors may be made, namely the 2024 Plan. On June 26, 2024, each then-serving non-employee member of the Board of Directors was granted shares of restricted Common Stock with an approximate grant-date fair value of $130,000 under the 2024 Plan. These restricted shares will vest on June 11, 2025.

For fiscal year 2024, the Company’s non-employee directors received directors’ fees or fee equivalents (see “Compensation of Directors — Directors’ Deferred Compensation Plan” above) in the amounts set forth in the table below.

2024 DIRECTOR COMPENSATION

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
Tammy K. Jones, Chair	187,000	130,000	317,000
Frederic Cumenal(1)	102,000	130,000	232,000
Ronald Dickerman	81,755	130,000	211,755
A. Akiva Katz(1)	109,500	130,000	239,500
Nori Gerardo Lietz(1)	97,500	130,000	227,500
Victor B. MacFarlane(1)	92,500	130,000	222,500
Howard Stern	117,500	130,000	247,500
Stephanie Williams	92,500	130,000	222,500
(1)Of the cash fees earned or paid for service as a director in 2024, the following amounts were paid in deferred stock units in lieu of cash pursuant to elections made by each such director: Mr. Cumenal: $98,000; Ms. Lietz: $97,500; Mr. MacFarlane: $92,500; and Mr. Katz: $105,500.
(2)On June 26, 2024, each then-serving non-employee member of the Board of Directors was granted 8,904 shares of restricted Common Stock. The grant date fair value of these shares calculated in accordance with ASC 718 was $14.60 per share. For a discussion of the Company’s assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies — Stock Compensation, to the Company’s financial statements beginning on page 56 of the 2024 Annual Report.

PROPOSAL NO. 2
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The following proposal gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers. We are providing this vote as required by Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. We provide this vote annually based on an election made by our stockholders at our 2024 annual meeting of stockholders, and we are asking our stockholders to vote on the frequency of this advisory vote again during this Annual Meeting. The Board of Directors believes that the overall design and function of the Company’s executive compensation program is appropriate and effective in aligning the interests of the Company, management and the Company’s stockholders and that management is properly incentivized to manage the Company in a prudent manner. Accordingly, we are asking our stockholders to vote “FOR” the adoption of the following resolution:

•“RESOLVED, that the stockholders advise that they approve the compensation of the named executive officers of the Company, as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material).”

Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s executive compensation program.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, and has been appointed by the Audit Committee to continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. In the event that ratification of this appointment of the Company’s independent registered accounting firm is not approved at the Annual Meeting, then the appointment of the Company’s independent registered public accounting firm will be reconsidered by the Audit Committee. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Your ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 does not preclude the Audit Committee from terminating its engagement of PricewaterhouseCoopers LLP and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. If the Company elects to retain a new independent registered public accounting firm, it is expected that such independent registered public accounting firm will be another “Big 4” accounting firm.

The Company was billed for professional services rendered in 2024 by PricewaterhouseCoopers LLP, the details of which are disclosed below.

PRE-APPROVAL POLICIES AND PROCEDURES
Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the Company’s independent registered public accountants (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the Company’s independent registered public accountants (including resolution of disagreements between management and the Company’s independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company’s independent registered public accountants are engaged by, and report directly to, the Audit Committee.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and SEC Rule 2-01(c)(7)(i)(C) of Regulation S-X, all of which are approved by the Audit Committee prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chair of the Audit Committee has been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $125,000, and the Chair of the Audit Committee reports for ratification of such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above and has otherwise complied with the provisions of its charter.

AUDIT FEES
The aggregate fees and expenses incurred by the Company and its consolidated subsidiaries for fiscal years ended December 31, 2024 and 2023 for professional services rendered by PricewaterhouseCoopers LLP or its affiliates in connection with (i) the audit of the Company’s annual financial statements; (ii) the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30; (iii) a consent issued in connection with a registration statement; and (iv) services provided in connection with statutory and regulatory filings or engagements, including attestation services required by Section 404 of the Sarbanes-Oxley Act of 2002, were $1,070,000 and $1,412,844, respectively.

AUDIT-RELATED FEES
The aggregate audit-related fees and expenses incurred for the fiscal years ended December 31, 2024 and December 31, 2023, including subscription-based publications, and comfort letters were $273,199 and $207,099, respectively.

TAX FEES
There were no fees or expenses incurred by the Company for fiscal years ended December 31, 2024 and 2023 for services related to tax compliance, tax advice and tax planning rendered by PricewaterhouseCoopers LLP.

ALL OTHER FEES
There were no fees or expenses incurred by the Company for fiscal years ended December 31, 2024 and 2023 for other services rendered by PricewaterhouseCoopers LLP.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions and failures to vote are not considered votes cast and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

SUBMISSION OF STOCKHOLDER PROPOSALS
The Company intends to hold its 2026 annual meeting of stockholders on or about Wednesday, June 10, 2026. To be considered for inclusion in the Company’s notice of annual meeting and proxy statement for, and for presentation at, the annual meeting of the Company’s stockholders to be held in 2026, a stockholder proposal submitted pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act must be received by Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311, no later than December 30, 2025, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8. Stockholder proposals that are timely submitted and otherwise meet the requirements of Rule 14a-8 will be included in the Company’s proxy statement for the annual meeting of the Company’s stockholders to be held in 2026 (the “2026 Annual Meeting”).

The Company’s current bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not intended to be included in the Company’s notice of annual meeting and proxy statement pursuant to Rule 14a-8, including any proposal for the nomination of individuals for election to the Board of Directors. To be considered for such presentation at the annual meeting of the Company’s stockholders currently expected to be held on or about Wednesday, June 10, 2026, any such stockholder proposal must be received by Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., no earlier than February 11, 2026 and no later than March 13, 2026. If the stockholder fails to give timely notice, the nominee or proposal will be excluded from consideration at the meeting. In addition, the Company’s current bylaws include other requirements for nomination of individuals for election to the Board of Directors and the proposal of other business with which a stockholder must comply to make a nomination or business proposal.

Stockholders providing notice to the Company under Rule 14a-19 who intend to solicit proxies in support of nominees other than the Company’s nominees for the 2026 Annual Meeting must comply with the above deadlines, the requirements of our bylaws and any additional requirements of Rule 14a-19(b).

ANNUAL REPORT ON FORM 10-K
The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the 2024 Annual Report, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of the 2024 Annual Report should be directed to Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.

OTHER MATTERS
The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies authorized pursuant to this Proxy Statement will be voted in respect thereof and in accordance with the discretion of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card or to promptly authorize a proxy to vote your shares by internet or telephone in accordance with the instructions on the accompanying proxy card.

By Order of the Board of Directors,

Taryn D. Fielder General Counsel and Secretary
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022

Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

veris RESIDENTIAL™

VERIS RESIDENTIAL, INC.
HARBORSIDE 3
210 HUDSON STREET, SUITE 400
JERSEY CITY, NJ 07311

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VRE2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72229-P25713 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

VERIS RESIDENTIAL, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Frederic Cumenal
02) Ronald M. Dickerman
03) Tammy K. Jones
04) A. Akiva Katz
05) Nori Gerardo Lietz
06) Victor B. MacFarlane
07) Mahbod Nia
08) Howard S. Stern
09) Stephanie L. Williams

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V72230-P25713

VERIS RESIDENTIAL, INC.
Annual Meeting of Stockholders
June 11, 2025 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mahbod Nia, Amanda Lombard and Taryn Fielder, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VERIS RESIDENTIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on Wednesday, June 11, 2025, live via the webcast at www.virtualshareholdermeeting.com/VRE2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side